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                                                                   Exhibit 10.09

                EDUCATION MANAGEMENT CORPORATION RETIREMENT PLAN


                                                   As Amended and Restated
                                                   Effective January 1, 1989
                                                   Plan No. 001
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                EDUCATION MANAGEMENT CORPORATION RETIREMENT PLAN

                                TABLE OF CONTENTS
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INTRODUCTION AND PURPOSE.....................................................................................   1

ARTICLE I         ...........................................................................................   2
    DEFINITIONS
         1.01     Adjustment.................................................................................   2
         1.02     Administrator..............................................................................   2
         1.03     Affiliate..................................................................................   2
         1.04     After-Tax Contribution.....................................................................   2
         1.05     After-Tax Contribution Account.............................................................   2
         1.06     Annual Additions...........................................................................   2
         1.07     Before-Tax Savings.........................................................................   2
         1.08     Before-Tax Savings Account.................................................................   3
         1.09     Beneficiary................................................................................   3
         1.10     Board......................................................................................   3
         1.11     Code.......................................................................................   3
         1.12     Compensation...............................................................................   3
         1.13     Current Balance............................................................................   4
         1.14     Defined Benefit Plan.......................................................................   4
         1.15     Defined Contribution Plan..................................................................   4
         1.16     Early Retirement Age.......................................................................   4
         1.17     Early Retirement Date......................................................................   4
         1.18     Effective Date.............................................................................   4
         1.19     Employee...................................................................................   4
         1.20     Employer...................................................................................   4
         1.21     Employer Discretionary Contributions.......................................................   4
         1.22     Employer Discretionary Contribution Account................................................   5
         1.23     Employer Matching Contributions............................................................   5
         1.24     Employer Matching Contribution Account.....................................................   5
         1.25     ERISA or Act...............................................................................   5
         1.26     Former Participant.........................................................................   5
         1.27     Highly Compensated Employee................................................................   5
         1.28     Hour of Service............................................................................   7
         1.29     Individual Account.........................................................................   9
         1.30     Named Fiduciary............................................................................   9
         1.31     Normal Retirement Age......................................................................   9
         1.32     Normal Retirement Date.....................................................................   9
         1.33     Participant................................................................................   9
         1.34     Plan.......................................................................................   9
         1.35     Plan Year..................................................................................   9
         1.36     Rollover Account...........................................................................   9
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         1.37     Service....................................................................................   9
         1.38     Sponsor....................................................................................  11
         1.39     Spouse.....................................................................................  11
         1.40     Total and Permanent Disability or Disability or Disabled...................................  11
         1.41     Trust Agreement............................................................................  11
         1.42     Trust Fund.................................................................................  11
         1.43     Trustee....................................................................................  11
         1.44     Valuation Date.............................................................................  11

ARTICLE II        ...........................................................................................  12
    PARTICIPATION
         2.01     Participation..............................................................................  12
         2.02     Plan Binding...............................................................................  12
         2.03     Reemployment...............................................................................  12
         2.04     Beneficiary Designation....................................................................  13
         2.05     Notification of Individual Account Balance.................................................  13

ARTICLE III       ...........................................................................................  14
    CONTRIBUTIONS
         3.01     Before-Tax Savings.........................................................................  14
         3.02     Special Test for Before-Tax Savings........................................................  15
         3.03     Employer Matching Contributions............................................................  17
         3.04     After-Tax Contributions....................................................................  17
         3.05     Special Testing of Employer Matching Contributions and
                  After-Tax Contributions....................................................................  18
         3.06     Combined Limitations on the Contribution Percentages
                  and Actual Deferral Percentages............................................................  19
         3.07     Employer Discretionary Contributions.......................................................  21
         3.08     Rollover Contributions.....................................................................  21
         3.09     Restrictions and Conditions on Employer Discretionary
                  Contributions, Employer Matching Contributions and
                  Before-Tax Savings.........................................................................  24
         3.10     Investment of Individual Accounts..........................................................  25

ARTICLE IV        ...........................................................................................  28
    ALLOCATIONS TO INDIVIDUAL ACCOUNTS
         4.01     Individual Accounts........................................................................  28
         4.02     Allocation of Employer Discretionary Contributions.........................................  28
         4.03     Allocation of Employer Matching Contributions..............................................  29
         4.04     Allocation of Forfeitures..................................................................  29
         4.05     Valuation of Accounts......................................................................  29
         4.06     Maximum Additions..........................................................................  30
         4.07     Corrective Adjustments.....................................................................  31
         4.08     Defined Contribution and Defined Benefit Plan Fraction.....................................  32

ARTICLE V         ...........................................................................................  33
    DISTRIBUTIONS
         5.01     Normal Retirement..........................................................................  33
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         5.02     Early Retirement...........................................................................  33
         5.03     Disability Retirement......................................................................  33
         5.04     Death......................................................................................  33
         5.05     Termination of Employment..................................................................  34
         5.06     Distribution Upon Retirement or Termination of Employment..................................  35
         5.07     Distribution Due to Death..................................................................  38
         5.08     Cash Out of Small Benefits.................................................................  39
         5.09     Commencement of Benefits and Required Distributions........................................  40
         5.10     Benefits to Minors and Incompetents........................................................  41
         5.11     Unclaimed Benefits.........................................................................  42
         5.12     Direct Rollover of Eligible Rollover Distributions.........................................  42
         5.13     In-Service Distributions...................................................................  43

ARTICLE VI        ...........................................................................................  44
    WITHDRAWALS
         6.01     Withdrawals Generally......................................................................  44
         6.02     Withdrawals of After-Tax Contributions.....................................................  44
         6.03     Withdrawal upon Attainment of Age Fifty-Nine and
                  One-Half (59 1/2)..........................................................................  44
         6.04     Loans......................................................................................  44
         6.05     Hardship Withdrawals.......................................................................  45

ARTICLE VII..................................................................................................  47
    FUNDING
         7.01     Contributions..............................................................................  47
         7.02     Trustee....................................................................................  47

ARTICLE VIII.................................................................................................  48
         8.01     Administrator..............................................................................  48
         8.02     Claims Procedures..........................................................................  49
         8.03     Records....................................................................................  50

ARTICLE IX        ...........................................................................................  51
    AMENDMENT AND TERMINATION OF THE PLAN
         9.01     Amendment of the Plan......................................................................  51
         9.02     Termination of the Plan....................................................................  51

ARTICLE X         ...........................................................................................  52
    PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN
         10.01    Method of Participation....................................................................  52
         10.02    Withdrawal.................................................................................  52

ARTICLE XI        ...........................................................................................  54
    MISCELLANEOUS
         11.01    Governing Law..............................................................................  54
         11.02    Construction...............................................................................  54
         11.03    Administration Expenses....................................................................  54
         11.04    Participants' Rights.......................................................................  54
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         11.05    Spendthrift Clause.........................................................................  54
         11.06    Merger, Consolidation or Transfer..........................................................  55
         11.07    Counterparts...............................................................................  55

ARTICLE XII..................................................................................................  56
    TOP-HEAVY PLAN PROVISIONS
         12.01    Application................................................................................  56
         12.02    Special Vesting Rule.......................................................................  56
         12.03    Special Minimum Contribution...............................................................  57
         12.04    Special Maximum Combined Plans Limit.......................................................  57
         12.05    Key Employee and Non-Key Employee Defined..................................................  57

ARTICLE XIII.................................................................................................  58
    ADOPTION OF THE PLAN
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                            INTRODUCTION AND PURPOSE


Effective January 1, 1979, Education Management Corporation (the "Sponsor") adopted the Education Management Corporation Retirement Plan (the "Plan") for the purpose of providing retirement income and other benefits for its eligible employees. The Plan was amended from time to time thereafter.

Effective January 1, 1989, the Sponsor has amended and restated the Plan in its entirety, the terms of which are hereinafter set forth. Further amendments effective after January 1, 1989, and through July 28, 1994 are also contained in this document. This document shall continue to be known as the Education Management Corporation Retirement Plan. The purpose of this Plan continues to be to provide retirement income for the benefit of its eligible employees and their beneficiaries, but limited to those who qualify in accordance with the terms and conditions of the Plan as set forth herein.

The Sponsor intends that this Plan, together with the Trust Agreement, shall be a profit sharing plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with a cash or deferred arrangement described in Section 401(k) of the Code, meeting all the pertinent requirements for qualification under the Code, and any other requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Plan shall be interpreted, wherever possible, to comply with the terms of the Code and ERISA and all formal regulations and rulings issued thereunder pertinent to the Plan and Trust Agreement.

The provisions of this Plan shall apply only to an Employee who is credited with an Hour of Service on or after December 31, 1988, except to the extent otherwise stated in this document.



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                                    ARTICLE I

                                   DEFINITIONS


1.01 Adjustment means the net increases and decreases in the market value of the Trust Fund during each calendar quarter or other period exclusive of any contribution during such calendar quarter or other period. Effective May 1, 1992, the Adjustments shall be determined each business day. Such increases and decreases shall include such items as realized or unrealized investment gains and losses and investment income, and may include expenses of administering the Plan and the Trust Fund. The Adjustment shall not include Employer Discretionary Contributions, Before-Tax Savings, After-Tax Contributions, rollover contributions, distributions and, effective May 1, 1992, Employer Matching Contributions.

1.02 Administrator means the Retirement Committee appointed by the Board to administer the Plan in accordance with Article VIII hereof.

1.03 Affiliate means any corporation which is included in a controlled group of corporations (within the meaning of Section 414(b) of the Code) which group includes the Employer, any trade or business which is under common control with the Employer (within the meaning of Section 414(c) of the Code), any service organization or other organization which is a member of an affiliated service group which group includes the Employer (within the meaning of Section 414(m) of the Code), and any other entity required to be aggregated with the Employer by regulations under
         Section 414(o) of the Code, where such corporation, trade or business, or organization is not an Employer hereunder.

1.04 After-Tax Contribution means contributions made to the Plan by the Participant pursuant to Section 3.04 of Article III.

1.05 After-Tax Contribution Account means that portion of a Participant's Individual Account attributable to (a) the Participant's After-Tax Contributions, and (b) the Participant's proportionate share of the Adjustments attributable to his After-Tax Contribution Account.

1.06     Annual Additions means for any Employee in any Plan Year, the sum of:
         (a) Employer Discretionary Contributions, (b) Before-Tax Savings, (c) After-Tax Contributions, (d) forfeitures, (e) for purposes of the $30,000 limitation of Section 4.06(a) (but not the percent of compensation limitation of Section 4.06(b)), any Employer contributions to any individual medical account that is part of any pension or annuity plan and any amount attributable to post-retirement medical benefits allocated under a welfare benefit fund to a Key Employee (as defined in Section 12.05 of this Plan) and (f) effective May 1, 1992, Employer Matching Contributions allocated to Participant accounts.

1.07 Before-Tax Savings means contributions made to the Plan by the Employer on behalf of Employees pursuant to Section 3.01 of Article III.


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1.08     Before-Tax Savings Account means that portion of a Participant's
         Individual Account attributable to (a) Before-Tax Savings amounts allocated to such Participant pursuant to Section 3.01 of Article III and (b) the Participant's proportionate share of Adjustments attributable to the Participant's Before-Tax Savings Account.

1.09 Beneficiary means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant, provided such designation has been made in accordance with the spousal consent provisions of Section 2.04.

1.10     Board means the Board of Directors of Education Management Corporation.

1.11 Code means the Internal Revenue Code of 1986, as amended from time to time, and all formal rules and regulations issued thereunder pertinent to the qualification of this Plan and the tax exempt status of the Trust Fund.

1.12 Compensation means, for any Participant, earned income, wages, salaries, and fees for professional services and other amounts for services rendered, all as reported on Form W-2, plus any amounts deferred pursuant to an arrangement maintained pursuant to Sections 125 or 401(k) of the Code. Earnings for the entire Plan Year shall be used in determining the Employee's Compensation regardless of when the Employee becomes a Participant in the Plan.

         Notwithstanding the foregoing, the Compensation of any Employee which is in excess of the Compensation Limit for any Plan Year beginning on or after January 1, 1989 shall not be recognized by the Plan. For this purpose, the Compensation Limit for years beginning on or after January 1, 1989 but before January 1, 1994 is $200,000, and the Compensation Limit for years beginning on or after January 1, 1994 is $150,000, as each of such amounts is adjusted from time to time pursuant to Section 401(a)(17) of the Code. If Compensation is being determined for a period, not exceeding 12 months, that is not a Plan Year, the adjusted annual Compensation Limit for the Plan Year in which that determination period begins will apply to that determination period. If the determination period consists of fewer than 12 months, the adjusted annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. If a Participant's benefit accruing in any current Plan Year depends on Compensation for an earlier determination period, the adjusted annual Compensation Limit for that earlier determination period will apply to that Compensation. For that purpose, the compensation limit for earlier determination periods relating to benefits accruing in Plan Years from 1989 through 1993, inclusive, shall be $200,000 and the Compensation Limit for earlier determination periods relating to benefits accruing in Plan Years after 1994 shall be $150,000. For purposes of applying the Compensation Limit, a Highly Compensated Employee's family unit, composed of the Highly Compensated Employee, his spouse and lineal descendants under the age of nineteen (19), shall be treated as a single Employee with one Compensation Limit, and the Compensation Limit shall be allocated among the members of the family unit in proportion to each member's Compensation as determined without regard to the Compensation Limit.


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1.13     Current Balance as used in regard to a Participant's or Former
         Participant's Individual Account or stipulated portion thereof means, as of any date, the account balance as of the Valuation Date coincident with such date.

1.14     Defined Benefit Plan means a plan established and qualified under
         Section 401 of the Code, except to the extent it is, or is treated as, a Defined Contribution Plan.

1.15 Defined Contribution Plan means a plan which is established and qualified under Section 401 of the Code, which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income and expenses or gains or losses (both realized and unrealized) which may be allocated to such accounts.

1.16 Early Retirement Age means the date prior to the Employee's Normal Retirement Age when the Employee attains age fifty-five (55) or greater, having completed at least seven (7) years of Service.

1.17 Early Retirement Date means the first day of the month immediately following the date on which the Employee attained Early Retirement Age.

1.18 Effective Date for this Plan, as amended and restated, means January 1, 1989, except as otherwise provided herein. The Effective Date for the Plan, as originally adopted, means January 1, 1979.

1.19 Employee means any person employed by the Employer as a salaried, clerical, or hourly employee, excluding individuals matriculated in a participating Employer with an enrollment agreement or covered under a collective bargaining agreement unless such bargaining agreement provides for coverage under the Plan. The term "Employee" shall not include any individual performing services pursuant to a contract arrangement or any individual who is a leased employee as defined in
         Section 414(n) of the Code, meaning a person who is not an employee of the Employer and who provides services to the Employer where such services are: (i) performed pursuant to an agreement between the Employer and any other person, (ii) such person has performed such services for the Employer on a substantially full-time basis for a period of at least one (1) year and (iii) such services are of the type historically performed in the business field of the Employer by employees (or such other test as may be substituted for (iii) in Code
         Section 414(n)(2).

1.20 Employer means the Sponsor and any Affiliate which adopts this Plan, with the consent of the Board and pursuant to action of its own board of directors authorizing Plan adoption and execution of the Trust Agreement with the Trustee, or any successor to one or more of such entities. Attached to this Plan as Appendix A is the current list of participating Employers.

1.21 Employer Discretionary Contributions means contributions made to the Plan by the Employer pursuant to Section 3.07 of Article III.


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1.22     Employer Discretionary Contribution Account means that portion of a
         Participant's Individual Account attributable to (a) Employer Discretionary Contributions allocated to such Participant pursuant to
         Section 4.02 of Article IV, and (b) the Participant's proportionate share of the Adjustments attributable to his Employer Discretionary Contribution Account.

1.23 Employer Matching Contributions means contributions made to the Plan by the Employer pursuant to Section 3.03 of Article III.

1.24 Employer Matching Contribution Account means that portion of a Participant's Individual Account attributable to (a) Employer Matching Contributions allocated to such Participant pursuant to Section 4.03 of
         Article IV, and (b) the Participant's proportionate share of the Adjustments attributable to his Employer Matching Contribution Account.

1.25 ERISA or Act means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.26 Former Participant means a Participant whose participation in the Plan has terminated but who has not received payment in full of the balance in his Individual Account to which he is entitled.

1.27     Highly Compensated Employee means:

         (a) any employee of the Employer or an Affiliate who, during the Look Back Year or the Determination Year

                  (i) was at any time a five percent (5%) owner of the Employer or an Affiliate within the meaning of
                           Section 416(i) of the Code;

                  (ii) received compensation from the Employer or an Affiliate in excess of seventy-five thousand dollars ($75,000), or such higher amount as may be provided under Section 414(q) of the Code;

                  (iii) received compensation from the Employer or an Affiliate in excess of fifty thousand dollars ($50,000), or such higher amount as may be provided under Section 414(q) of the Code, and was in the top-paid twenty percent (20%) of employees; or

                  (iv) was at any time an officer and received compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year.

                  The Employer may elect to apply a simplified test under which the amount stated in (ii) above shall be replaced with fifty thousand dollars ($50,000) and (iii) above shall not apply. This simplified rule shall only be available in any years in which the Employer or an Affiliate maintains significant business activities in at least two (2) locations.

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         (b)      If the employee was not a Highly Compensated Employee for the
                  Look Back Year, then he shall not be considered a Highly Compensated Employee for the Determination Year unless he is a five percent (5%) owner of the Employer or an Affiliate; or one of the highest paid one hundred employees and meets the criteria of clauses (ii), (iii) or (iv) of Section 1.27(a).

         (c) If the Highly Compensated Employee is a five percent (5%) owner or one of the ten (10) most highly compensated employees, then the compensation and contributions of employees who are spouses, lineal descendants, ascendants or spouses of lineal descendants or ascendants of such Highly Compensated Employees shall be attributed to the Highly Compensated Employees and the employees who are such relatives shall not be considered as separate employees.

         (d) For purposes of determining Highly Compensated Employees, compensation shall mean compensation paid by the Employer or an Affiliate for purposes of Code Section 415(c)(3) and shall include amounts deferred pursuant to Code Sections 125, 402(a)(8) and 402(h)(1)(8).

         (e) For purposes of determining the top twenty percent (20%) of employees, or the number of officers taken into account in subsection 1.27(a)(iv) above, the following employees shall be excluded:

                  (i) employees who have not completed six (6) months of service;

                  (ii) employees who normally work less than seventeen and one-half (17 1/2) hours per week;

                  (iii)    employees who normally work during not more than six
                           (6) months during the Plan Year;

                  (iv)     employees who have not attained age twenty-one (21);
                           and

                  (v) employees who are non-resident aliens and who receive no earned income from the Employer or an Affiliate within the meaning of Code Section 911(d)(2).

                  Employees who are covered by a collective bargaining agreement with the Employer shall be included in the determination of the top twenty percent (20%) of employees unless specifically excluded under regulations issued pursuant to Section 414(q) of the Code.

         (f) Except as otherwise provided in this Section, the term "Look Back Year" shall mean the twelve (12) month period immediately preceding the Determination Year.

         (g) Except as otherwise provided in this Section, the term "Determination Year" shall mean the current Plan Year.

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         (h)      To the extent permitted by regulations under Code Section
                  414(q), the Employer may elect to make the Look Back Year calculation on the basis of the calendar year ending with or within the applicable Determination Year (or, in the case of a Determination Year that is shorter than twelve (12) months, the calendar year ending with or within the twelve (12) month period ending with the end of the Determination Year). In such case, the Employer or an Affiliate must make the Determination Year calculation on the basis of the period (if any) by which the applicable Determination Year extends beyond such calendar year. If the Employer makes the election provided for in this subsection, such election must be made with respect to all plans, entities and arrangements of the Employer and any Affiliate.

         (i) The determination of Highly Compensated Employees shall be determined by the Employer on a controlled group basis and shall not be determined on a plan-by-plan basis.

         (j) The determination of Highly Compensated Employees shall be governed by Code Section 414(q) and the regulations issued thereunder.

1.28 Hour of Service means any hour for which an Employee is credited or entitled to be credited with Service in accordance with Department of Labor Regulation 2530-200b. Under this Section 1.28, an Hour of Service shall be credited as follows:

         (a) Any full-time Employee shall be credited with forty-five (45) Hours of Service during each week in which he receives credit for one (1) Hour of Service for performing services for the Employer regardless of the number of Hours of Service which would otherwise be credited to him pursuant to this Section. A full-time Employee is any Employee who works the regularly scheduled full workweek as established by normal office hours for the location where the Employee is employed.

         (b) Any part-time faculty Employee shall be credited with one and eighty-eight hundredths (1.88) Hours of Service equivalency for each one (1) hour of actual classroom time in recognition of the required preparation for such classroom time. Any faculty Employee who is assigned to teach less than a full workweek shall be considered a part-time faculty Employee.

         (c) Any individual who does not have Hours of Service credited under paragraphs (a) or (b) above shall only be credited with each Hour of Service credited to him pursuant to subsection
                  (d) of this Section; provided, however, such individual shall receive a maximum of eight (8) Hours of Service for each day during which he is entitled to an Hour of Service pursuant to subparagraph (iii) or (iv) of paragraph (d).

         (d)      An Hour of Service shall also be credited for:


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                  (i)      Each hour for which an Employee is directly or
                           indirectly paid or entitled to payment by an Employer for the performance of duties during the applicable computation period. Said Hours of Service shall be credited to the Employee during the Plan Year in which the duties were performed.

                  (ii) To the extent that an Hour of Service is not credited to an Employee under subparagraph (i) of this paragraph (d), an Hour of Service shall be credited to the Employee for each hour for which back-pay to the Employee, irrespective of mitigation of damages, has been either awarded or agreed by an Employer; provided, however, only five hundred one (501) Hours of Service shall be credited under this subparagraph on account of any single continuous period during which an Employee performs no duties. Hours of Service awarded for back-pay shall be credited to the Employee for the Plan Year to which the award or agreement pertains, rather than when such back-pay is actually paid or such agreement is made.

                  (iii) To the extent that an Hour of Service is not credited to an Employee under subparagraphs (i) or (ii), each hour for which the Employee is directly or indirectly paid (including payments from a trust fund to which an Employer contributes or pays premiums) or entitled to payment by an Employer on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military leave, severance, or leave of absence; provided, however, only five hundred one (501) Hours of Service shall be credited under his subparagraph for a reason other than severance on account of any single continuous period during which an Employee performs no duties and no Hours of Service shall be credited if the payments are made or due either (A) under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability laws; or (B) to reimburse an Employee solely for medical or medically related expenses incurred by such Employee.

                  (iv) To the extent that an Hour of Service is not credited to a Participant under subparagraphs (i) through
                           (iii), where an Employee, after having left the Service of an Employer to become engaged in military service or other service to the United States of America, or any State, Territory, or subdivision of any of them, is reemployed by the Employer during the period his reemployment rights are preserved by law, or where an absence is approved by the Employer, each hour during the period of such absence.

         (e) Hours worked while classified as a leased employee shall be considered to be Hours of Service in accordance with this
                  Section 1.28 when the status of such leased employee is changed to that of Employee under the terms of this Plan. Hours of Service with an Affiliate shall be considered Hours of Service for purposes of this Plan. Hours performed for an employer before the employer became an Affiliate shall not be counted as Hours of Service.


1.29 Individual Account means the detailed record kept of the amounts credited or charged to each Participant in accordance with the terms hereof. Such Individual Account is comprised of whichever of the following are applicable to a particular Participant: Employer Discretionary Contribution Account, Before-Tax Savings Account, Rollover Account, After-Tax Contribution Account, Employer Matching Contribution Account (effective May 1, 1992), and/or Adjustments on such accounts.

1.30 Named Fiduciary means the Administrator which is responsible for the day-to-day management and control of the Plan.

1.31 Normal Retirement Age means the date on which the Participant attains age sixty-five (65).

1.32 Normal Retirement Date means the first day of the month coincident with or immediately following the date the Participant reaches Normal Retirement Age.

1.33     Participant means any Employee who becomes a Participant as provided in
         Article II hereof.

1.34     Plan means the Education Management Corporation Retirement Plan.

1.35 Plan Year means a twelve (12) consecutive month period beginning on January 1 and ending on December 31 of the same calendar year.

1.36 Rollover Account means that portion of a Participant's Individual Account attributable to (a) rollover contributions of the Participant to the Plan pursuant to Section 3.08 of Article III and (b) the Participant's proportionate share of Adjustments attributable to his Rollover Account.

1.37 Service means a Participant's period of employment with the Employer for which a Participant is given credit in determining eligibility for and nonforfeitability of benefits under the Plan. Service shall be determined as set forth in subsection (a) and (b), subject to the provisions of subsections (c), (d), (e), and (f) hereof. Service shall also be counted during absence from employment under the following circumstances: (i) leave of absence as authorized by an Employer pursuant to uniform rules applicable to all Employees and (ii) military leave while the Employee's reemployment rights are protected by law provided he returns to active employment within ninety (90) days after release from active duty.

         (a) Past Service. For periods of employment prior to January 1, 1989, past Service means the number of years of Service earned under the Plan on or before December 31, 1988, as such term was defined under the Plan as in effect on that date.

         (b) Service. For periods of employment from and after January 1, 1989, Service means the total number of Plan Years during which an Employee has been credited with at least nine hundred
                  (900) Hours of Service measured from the date on which he is first credited with an Hour of Service. If subsection (d) is applicable, Service shall be calculated as of the first day of the Plan Year coincident with or immediately preceding the appropriate reemployment date.

         (c) Break-in-Service means the end of a Plan Year during which an Employee has completed less than one hundred (100) Hours of Service.

                  Solely for the purpose of determining whether an Employee had a Break-in-Service, an Employee who is absent from work for maternity or paternity reasons shall receive credit for Hours of Service, to the extent not already credited, which otherwise would have been credited to such Employee but for such absence. An absence from work for maternity or paternity reasons means an absence due to: (i) pregnancy of the Employee, (ii) birth of a child of the Employee, (iii) placement of the child with the Employee through adoption by the Employee, or (iv) for purposes of caring for such child immediately following such birth or placement. Hours of Service credited under this paragraph shall be credited (i) in the Plan Year in which the absence begins if crediting is necessary to prevent a Break-in-Service in that period, or
                  (ii) in all other cases, in the following Plan Year or other applicable computation period. Further, the Administrator may request that the Employee furnish any information the Administrator may require to establish that the absence is for the reasons hereinbefore provided and the number of days for which there was such an absence. In the event such information is not submitted in a timely manner, no Hours of Service shall be credited pursuant to this paragraph.

         (d) Reemployment. If an Employee incurs five (5) or more consecutive Breaks-in-Service and is reemployed, his Service prior to reemployment shall be disregarded if:

                  (i) the Employee did not have a vested interest in his Individual Account under Section 5.05 as of the date his Break-in-Service commenced, and

                  (ii) the number of consecutive Breaks-in-Service as of his Reemployment Date equals or exceeds his years of Service earned prior to his Break-in-Service.

                  If an Employee has not had Service disregarded in accordance with the preceding, his Service upon reemployment shall include all years of Service earned prior to his reemployment.

         (e) Service with an Affiliate or Non-Affiliated Employer. Credit for Service may, by action of the Board, be recognized for periods in which an individual was an employee of an employer prior to the time the employer became an Affiliate with the Employer. In the event such Service is granted, Service shall be determined as if the employee has been employed by an Employer during all such periods of employment with the Affiliate (including periods prior to the time the employer became an Affiliate) in accordance with the preceding paragraphs of this Section.

                  Service with a non-affiliated employer prior to the time such employer is acquired by or merged into the Employer shall not be counted as Service under the terms of this Section 1.37 unless the joinder agreement adding such employer as an Employer under this Plan so provides.

         (f) Transfers. In the case of an Employee who is transferred to employment with an Affiliate or who is changed to an employment classification with an Employer where he is not an Employee covered under this Plan, such transfer or reclassification shall not constitute a termination of employment for purposes of the Plan. Service shall continue to be credited under this Section 1.37 until his actual termination of employment with the Affiliate or Employer.

1.38     Sponsor means Education Management Corporation.

1.39 Spouse means the legally married spouse of a Participant or Former Participant at the earlier of the Participant's date of death or the date the Participant's benefits commence under the Plan.

1.40 Total and Permanent Disability or Disability or Disabled means total and permanent disability of a Participant so as to be unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration, if there is filed with the Administrator a written opinion of a physician selected by the Administrator that the Participant is so Disabled.

1.41 Trust Agreement means the agreement entered into between the Employer and the Trustee pursuant to Article VII hereof.

1.42 Trust Fund means all monies, securities, and properties of whatsoever character held by the Trustee pursuant to the Trust Agreement with the Employer.

1.43 Trustee means such individual(s) or financial institution as shall be designated in the Trust Agreement to hold in trust any assets of the Plan for the purpose of providing benefits under the Plan, and shall include any successor to the trustee initially designated thereunder.

1.44 Valuation Date means, for the purposes of valuation of the Trust Fund and distribution of the accrued vested benefit of each Participant, the date upon which a Participant's Individual Account may be valued for purposes of investment direction and distribution of accrued vested benefits. The Valuation Date shall be the last day of each quarter of the Plan Year and any other date on which the Administrator deems it necessary to have a valuation of the Trust Fund. Effective May 1, 1992, each business day of the Plan Year shall be considered a Valuation Date.

                                   ARTICLE II

                                  PARTICIPATION


2.01     Participation

         Participation in the Plan shall be governed by the following provisions:

         (a) Each Employee employed by the Employer on January 1, 1989 who was a Participant covered under the Plan as in effect on December 31, 1988 shall continue as a Participant hereunder as of January 1, 1989, without further action on his part.

         (b) Each other Employee shall become a Participant hereunder on the January 1 or July 1 coincident with or immediately following the date on which he has completed nine hundred
                  (900) Hours of Service on or before the first anniversary date of his employment with the Employer. If the Employee does not complete nine hundred (900) Hours of Service by his first anniversary date, he shall become a Participant in this Plan on the first entry date following the completion of nine hundred (900) Hours of Service in a Plan Year.

         Each Employee shall be furnished a summary of the Plan when he becomes a Participant.

2.02     Plan Binding

         Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of this Plan and the Trust Agreement including all amendments to the Plan and the Trust Agreement made in the manner herein authorized.

2.03     Reemployment

         A terminated Employee who had previously participated in the Plan and who is reemployed by his Employer shall become eligible to participate as of his first day of the month following his reemployment with the Employer. If such terminated Employee had not previously participated in the Plan, he shall be treated as a new Employee upon reemployment and shall become a Participant in the Plan when the requirements of
         Section 2.01 are met.

         In the event a Participant is reemployed after a termination of employment when he was less than one hundred percent (100%) vested in his Individual Account and forfeited all or a portion of such Individual Account, such Participant shall be given the opportunity to repay any amounts which were distributed to him in order to restore any forfeited amounts. In the event of such repayment, the Employer shall contribute such additional funds to the Plan necessary to restore any forfeiture.

         A terminated Participant who is reemployed and again becomes a Participant after incurring a separation from service of longer than five (5) consecutive years shall not be allowed to repay any amount distributed to him and shall not have any amount forfeited pursuant to the terms of the Plan restored to his Individual Account.

2.04     Beneficiary Designation

         Upon commencing participation, each Participant shall designate a Beneficiary and contingent Beneficiary on forms furnished by the Administrator.

         Except as otherwise provided in the next paragraph, a married Participant may not name as his Beneficiary someone other than his Spouse, unless such Spouse consents in writing to such designation. Such spousal consent shall acknowledge the effect of the Participant's designation of a Beneficiary other than his Spouse and shall be witnessed by a notary public. Any such spousal consent shall be automatically revoked upon the remarriage of a Participant prior to his death or commencement of benefits hereunder. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Administrator that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, the Participant's designation of a Beneficiary other than his Spouse shall be deemed to be a valid designation.

         A Participant may at any time and from time to time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator, and, upon such change, the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease. The consent of the Participant's Spouse to each Beneficiary designated will be required unless the Spouse is named as Beneficiary. If, at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the person or persons in the first of the following classes of successive preference beneficiaries then surviving: the Participant's (a) widow or widower, if living; (b) children, if any, per stirpes; (c) parents in equal shares if both are living or if but one is living to such survivor; (d) brothers and sisters, if living, in equal shares; or (e) estate. If the Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefit shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

2.05     Notification of Individual Account Balance

         After the conclusion of each Plan Year, or more frequently as determined by the Administrator, the Administrator shall notify each Participant of the amount of his share in the Adjustments, Employer Discretionary Contribution, Employer Matching Contribution (effective May 1, 1992), Before-Tax Savings, After-Tax Contributions and rollover contributions for the Plan Year just completed, and the new balance of his Individual Account.

                                   ARTICLE III

                                  CONTRIBUTIONS


3.01     Before-Tax Savings

         A Participant may elect to have Before-Tax Savings made on such Participant's behalf, commencing on the later of January 1, 1989 or the date such individual becomes a Participant, by entering into a Before-Tax Savings agreement with the Employer in which it is agreed that the Participant's Employer will redirect a portion of the Participant's Compensation otherwise payable during each regular pay period, in an amount not less than one percent (1%) nor more than ten percent (10%) of such Participant's Compensation during each such pay period, expressed as a whole percentage of Compensation within the percentage minimum and maximum, and contribute that designated percentage to the Plan on behalf of the Participant. The Participant's election shall take effect with the first pay period following notice to the Administrator.

         Notwithstanding the foregoing, no more than the maximum amount permitted for elective deferrals under Section 402(g)(1) of the Code [nine thousand two hundred forty dollars ($9,240) in 1994] may be contributed to an Individual Account of a Participant as Before-Tax Savings in any calendar year with such deferral limit to be adjusted for cost-of-living increases at the same time and in the same manner as under Section 415(d) of the Code. To the extent that the Before-Tax Savings for any Participant exceeds the annual limitation under Code
         Section 402(g), such excess deferral (and any income allocable to such excess deferral as determined pursuant to Section 1.402(g)-l(e)(5)(iii) of the regulations excluding gap period interest) shall be returned to the Participant. This corrective distribution may be made during the calendar year in which it arose as long as: (i) the Participant designates the distribution as an excess deferral; (ii) the corrective distribution is made after the date on which the Plan received the excess deferral; and (iii) the Plan designates the distribution as the return of an excess deferral. The return of the excess deferral shall occur no later than April 15 following the year in which the excess deferral arose.

         A Participant who has incurred a Break-in-Service or otherwise ceased to be an Employee who again becomes an Employee may elect to have Before-Tax Savings made on his behalf, with such election taking effect on the first pay period following such election, provided he has furnished the Administrator with appropriate instructions as to the level of contributions and investments.

         In the event an Employee does not elect to participate when initially eligible, either because such Employee chooses not to elect or fails to timely deliver a Before-Tax Savings agreement to the Administrator, such Employee may subsequently elect to have Before-Tax Savings made on his behalf, effective as of the first pay period after receipt of the Before-Tax Savings agreement by the Administrator.

         In the event a terminated Participant or former Participant who ceased to be an Employee who again becomes an Employee does not re-enter the Plan when initially eligible, such Participant shall be permitted to enter the Plan effective as of the first pay period after notice to the Administrator.

         The Before-Tax Savings agreement shall be on a form provided by the Administrator. Such agreement shall authorize the Employer to reduce Compensation otherwise payable to the Employee during each regular pay period by the amount of Before-Tax Savings elected. Such amount will be contributed by the Employer to the Plan on behalf of the Participant and designated as such Participant's Before-Tax Savings.

         An eligible Participant electing to have Before-Tax Savings made to the Plan on his behalf pursuant to this Section 3.01, may, on an appropriate form provided by and submitted to the Administrator, increase or decrease his Before-Tax Savings percentage (up to the appropriate maximum) as of the first pay period after notice to the Administrator on the appropriate form requesting such change stating the amount of Before-Tax Savings he desires to make.

         An eligible Participant may elect to cease future Before-Tax Savings to the Plan at any time to take effect on the first pay period following such election. In the event any such Participant desires to thereafter recommence Before-Tax Savings, he shall be allowed to do so on the first pay period following prior written notice to the Administrator on the appropriate form.

         Once contributed to the Trust Fund, the Before-Tax Savings shall be allocated to the Participant's Before-Tax Savings Account on the Valuation Date to which they pertain and shall not be subject to withdrawal, except as provided in Article VI.

         The Employer shall pay to the Trustee any Before-Tax Savings made on behalf of any Participant during a Plan Year as soon as reasonably practicable after the end of the payroll period to which they pertain but not later than ninety (90) days after the end of such payroll period nor later than thirty (30) days after the Plan Year to which they pertain with respect to Before-Tax Savings attributable to the last payroll period of the Plan Year.

3.02     Special Test for Before-Tax Savings

         The provisions of this Section 3.02 shall apply only to the extent that testing is required under the provisions of Section 401(k) of the Code and the applicable regulations due to the eligibility of any Highly Compensated Employee to contribute to a Before-Tax Savings Account.

         For each such Plan Year, the Administrator shall check the actual deferral percentages against the tests identified below. In the event that neither test is met and as soon as is administratively possible, the Administrator may reduce or cease future Before-Tax Savings of Highly Compensated Employees, to the extent necessary to meet either test, by first reducing the deferral percentage of those Highly Compensated Employees electing the highest deferral percentage of compensation as Before-Tax Savings to the level of the next highest deferral percentage and repeating such procedure for all Highly Compensated Employees at that level until the test is met. The determination of which test shall be met shall be based upon the test which requires the least reduction in percentage of Before-Tax Savings.

         For purposes of this testing, all eligible Employees shall be separated into two groups: Highly Compensated Employees and those who are not Highly Compensated Employees. The testing shall be performed in the manner prescribed or permitted by regulations under Section 401(k)(3) of the Code.

         Eligible Employees, for purposes of this Section 3.02, shall mean all Employees who are eligible to participate in the Plan during the Plan Year for which the tests are being made.

         Only one of the following two tests need be satisfied for there not to be a reduction in the percentage of Before-Tax Savings for Highly Compensated Employees.

         Test I - The actual deferral percentage for the group of Highly Compensated Employees is not more than the actual deferral percentage of all other eligible Employees multiplied by one and one-fourth (1.25).

         Test II - The excess of the actual deferral percentage for the group of Highly Compensated Employees over the actual deferral percentage for all other eligible Employees is not more than two (2) percentage points, and the actual deferral percentage for the group of Highly Compensated Employees is not more than the actual deferral percentage for all other eligible Employees multiplied by two (2.0).

         The actual deferral percentage for a specified group of eligible Employees for a Plan Year shall be the average of the ratios (calculated separately) for each eligible Employee in such group of the amount of Before-Tax Savings actually paid to the Plan or elective contributions to any other plan which is aggregated with this Plan for purposes of Code Section 410(b) (other than in performing the average benefit test), on behalf of each such eligible Employee to such eligible Employee's compensation for such Plan Year. For purposes of this Section 3.02, the actual deferral percentage of a Highly Compensated Employee will be determined by treating all plans subject to Section 401(k) of the Code under which the Highly Compensated Employee is eligible, as a single plan.

         In the case of a Highly Compensated Employee who is subject to the family aggregation rules of Code Section 414(q)(6), the actual deferral ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Before-Tax Savings and Compensation of all eligible family members. In all other instances, the Before-Tax Savings and Compensation of all family members are disregarded for purposes of determining the actual deferral percentage for the group of Highly Compensated Employees and the group of non-Highly Compensated Employees.

         All rules of application with reference to Tests I and II shall be governed by Code Section 401(k) and any rules and regulations issued pursuant thereto.

         The maximum amount of Before-Tax Savings for Highly Compensated Employees may be reduced as described in this Section 3.02, on a nondiscriminatory basis, from time to time during a Plan Year by the Administrator so as to permit the Plan to satisfy the tests described in this Section. Notwithstanding the preceding sentence, if at the end of the Plan Year the tests are not satisfied, the Administrator shall direct the distribution to certain Highly Compensated Employees of the amounts by which Before-Tax Savings actually contributed on behalf of said Highly Compensated Employees exceed the maximum amount of such contributions permitted under the tests (increased by the amount of any gain and reduced by the amount of any loss allocable to such excess for the Plan Year to which such excess applies, but not for the period between the last day of the Plan Year and the date of distribution of the excess). Such distribution shall be determined in the manner described in this Section 3.02 for prospective reduction of deferral percentages and made to such Highly Compensated Employees no later than two and one-half (2 1/2) months following the end of the Plan Year. The amount of the excess Before-Tax Contribution to be returned pursuant to this Section 3.02 with respect to a Participant for a Plan Year is reduced by any excess deferral previously distributed to the Participant for the Participant's taxable year ending with or within the Plan Year pursuant to Section 3.01.

3.03     Employer Matching Contributions

         Effective May 1, 1992, each month the Employer shall make an Employer Matching Contribution to the Plan in an amount equal to fifty cents ($.50) for each one dollar ($1.00) of Before-Tax Savings contributed by Participants for the first three percent (3%) of Compensation contributed. The maximum Employer Matching Contribution is one and one-half percent (1 1/2%) of a Participant's Compensation. All Participants who make a Before-Tax Savings Contribution during the Plan Year shall be eligible to receive an Employer Matching Contribution. Employer Matching Contributions are discretionary on the part of the Employer and the amount of such match or the percentage of Compensation contributed to which it applies may be modified, reduced or eliminated by action of the Board of Directors of the respective Employer or adjusted as described in Section 3.05 below.

3.04     After-Tax Contributions

         A Participant may elect, no more often than once during any Plan Year, in a written election filed with the Administrator, to contribute to the Trust from one percent (1%) to ten percent (10%) of his Compensation during a Plan Year to take effect on the first day of the month following such election. Any Participant who has filed such an election may, no more often than once during any Plan Year, increase [including increases above ten percent (10%) of Compensation as long as the total amount per Plan Year does not exceed ten percent (10%)] or decrease the percentage of his Compensation being contributed subject to the restriction that such percentage be no more than ten percent (10%) of his Compensation during such Plan Year, by filing an election with the

         Administrator to take effect on the first day of the month following such election. Unless a Participant changes his election pursuant to this Section or cancels or suspends his election, such election shall continue in effect.

         A Participant may cancel his payroll deduction order for After-Tax Contributions once during every Plan Year by filing a written election with the Administrator. Such cancellation shall be effective on the date specified on such notice, with date must be at least fifteen (15) days after such notice is filed with the Administrator.

         On the effective date of such cancellation, the Participant shall have the option of receiving all of his After-Tax Contribution Account in cash. Any Participant who has canceled his After-Tax Contributions may elect to resume After-Tax Contributions under this Plan by filing a new election form with the Administrator to take effect on the first day of the payroll period following such filing.

         Effective May 1, 1992, no further After-Tax Contributions shall be permitted under the Plan.

3.05 Special Testing of Employer Matching Contributions and After-Tax Contributions

         The provisions of this Section shall apply to testing of After-Tax Contributions for Plan Years through 1991, testing of After-Tax Contributions and Employer Matching Contributions for the 1992 Plan Year, and testing of Employer Matching Contributions for Plan Years beginning in 1993 and thereafter.

         For each Plan Year, the Employer shall check the actual contribution percentages for Employer Matching Contributions and/or After-Tax Contributions against the tests outlined below. For purposes of this testing, all eligible Employees shall be separated into two groups:
         Highly Compensated Employees and those who are not Highly Compensated Employees. The testing shall be performed in the manner prescribed or permitted by regulations under Section 401(m) of the Code.

         Eligible Employees for purposes of this Section 3.05 shall mean all Employees who are eligible to participate in the Plan during the Plan Year for which the tests are being made.

         Only one of the following two tests need be satisfied for there not to be a reduction in the percentage of Employer Matching Contributions and/or After-Tax Contributions for the group of Highly Compensated Employees.

         Test I - The actual contribution percentage for the group of Highly Compensated Employees is not more than the actual contribution percentage of all other eligible Employees multiplied by one and one-fourth (1.25).

         Test II - The excess of the actual contribution percentage for the group of Highly Compensated Employees over the actual contribution percentage for all other eligible Employees is not more than two (2) percentage points, and the actual contribution percentage for the group of Highly Compensated Employees is not more than the actual contribution percentage for all other eligible Employees multiplied by two (2.0).

         The contribution percentage for a specified group of eligible Employees for a Plan Year shall be the average of the ratios (calculated separately) for each eligible Employee in such group of the amount of Employer Matching Contributions and/or After-Tax Contributions actually paid to this Plan and contributions to any other plan which is aggregated with this Plan for purposes of Code Section 410(b) (other that in conducting the average benefits test), on behalf of each such eligible Employee to such eligible Employee's Compensation for the Plan Year. For purposes of this Section 3.05, the actual contribution ratio of a Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(m) under which the Highly Compensated Employee is eligible, as a single plan.

         In the case of a Highly Compensated Employee who is subject to the family aggregation rules of Code Section 414(q)(6), the actual contribution ratio for the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Employer Matching Contributions and After-Tax Contributions in this or any other Defined Contribution Plan maintained by the Employer and Compensation of all eligible family members. In all other cases, the Employer Matching Contributions and After-Tax Contributions in this or any other Defined Contribution Plan maintained by the Employer and Compensation of all family members are disregarded for purposes of determining the actual contribution percentage for the group of Highly Compensated Employees and the group of non-Highly Compensated Employees.

         In computing the actual contribution percentage for each group, only Employer Matching Contributions and/or After-Tax Contributions shall be considered in calculating the applicable ratios. All rules of application with reference to Tests I and II shall be governed by Code
         Section 401(m) and any rules and regulations issued pursuant thereto.

         If at the end of the Plan Year, the tests are not satisfied, the Administrator shall direct the distribution to certain Highly Compensated Employees of the amounts by which Employer Matching Contributions or After-Tax Contributions actually paid on behalf of such Highly Compensated Employees exceed the maximum amount of such contributions permitted under the tests (increased by the amount of any gain and reduced by the amount of any loss allocable to such excess for the Plan Year to which such excess applies, but not for the period between the last day of the Plan Year and the date of distribution of the excess). Such distribution shall be made to such Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages, no later than two and one-half (2 1/2) months following the end of the Plan Year.

3.06 Combined Limitations on the Contribution Percentages and Actual Deferral Percentages

         For any period during which Section 1.401(m)-2 of the regulations issued pursuant to Section 401(m) of the Code is in effect, if neither the actual deferral percentage (the

         "ADP") nor the contribution percentage (the "ACP") meets the limitation contained in Sections 3.02 or 3.05, respectively, under which the ADP or ACP of Highly Compensated Employees does not exceed one and one-fourth (1.25) times the ADP or ACP of all other eligible Employees, the combined limit is the greater of subsections (a) or (b) as follows:

         (a) The sum of the ADP and the ACP for Highly Compensated Employees shall not exceed the sum of:

                  (i) one hundred twenty-five percent (125%) of the greater of:

                           (A) the ADP of the group of eligible Employees who are not Highly Compensated Employees; or

                           (B) the ACP of the group of eligible Employees who are not Highly Compensated Employees; plus

                  (ii)     the lesser of:

                           (A) two hundred percent (200%) multiplied by the lesser of the ADP for the group of eligible Employees who are not Highly Compensated Employees or the ACP for the group of eligible Employees who are not Highly Compensated Employees; or

                           (B) two (2) percentage points plus the lesser of the ADP for the group of eligible Employees who are not Highly Compensated Employees and the ACP for the group of eligible Employees who are not Highly Compensated Employees.

         (b) The sum of the ADP and the ACP for Highly Compensated Employees shall not exceed the sum of:

                  (i) one hundred twenty-five percent (125%) of the lesser of:

                           (A) the actual deferral percentage of the group of non-Highly Compensated Employees eligible under the arrangement subject to
                                    Section 401(k) of the Code for the Plan
                                    Year; or

                           (B) the actual contribution percentage of the group of non-Highly Compensated Employees eligible under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the arrangement subject to Section 401(k) of the Code; and

                  (ii)     two (2) percentage points plus the greater of (A) or
                           (B) above, however, in no event shall this amount exceed two hundred percent (200%) of the greater of
                           (A) or (B) above.

         In the event that the test cannot be passed, the Administrator shall instruct the Trustee as to the sequence of contributions to be returned in order to pass the test.

3.07     Employer Discretionary Contributions

         Each Plan Year, the Board of Directors of the Employer may, at the sole discretion of the Board, make a contribution to the Plan in an amount as determined by the Board. The Employer Discretionary Contribution may vary by Employer or by location. If an Employer Discretionary Contribution is to be made by an Employer, it will be made for each Participant (at the specified location, if applicable) who is employed by the Employer on the last day of the Plan Year and has completed nine hundred (900) Hours of Service during the Plan Year, or on an authorized leave of absence or receiving periodic severance payments on the last day of the Plan Year, or is disabled, dies or retires during the Plan Year.

         Such contribution shall be allocated among Participants in accordance with Section 4.02 herein.

3.08     Rollover Contributions

         The Plan shall accept Rollover Contributions effective May 1, 1992. The terms on which Rollover Contributions are accepted depend on when the Rollover Contribution is made.

         (a) For periods before January 1, 1993, the Plan shall accept Rollover Contributions under the following terms:

                  Except as otherwise provided below, a Participant who has had distributed to him his entire interest from a plan (other than this Plan) which meets the requirements of Section 401(a) of the Code as a result of: (i) termination of employment, (ii) plan termination, or (iii) attaining age fifty-nine and one-half (59 1/2), may, in accordance with procedures approved by the Administrator, transfer the distribution received from such other plan to the Trustee provided the following conditions are met:

                  (i) the transfer occurs on or before the sixtieth (60th) day following his receipt of the distribution from the other plan;

                  (ii)     the amount transferred is in the form of cash;

                  (iii) the distribution from the other plan is on account of termination of such plan or in the case of a profit-sharing or stock-bonus plan, on account of a complete discontinuance of contributions under such plan, or the distribution from the other plan qualifies as a lump sum distribution within the meaning of Section 402(e)(4)(A) of the Code, or constitutes a distribution of accumulated deductible employee contributions within the meaning of Section 72(o)(5) of the Code; and

                  (iv) the amount transferred does not exceed an amount equal to the total distribution he received from the other plan less the amount, if any, considered after-tax employee contributions in accordance with
                           Section 402(a)(5)(B) of the Code, plus earnings on such sum accrued during the period following the receipt of the distribution, if any.

                  The Administrator shall develop such procedures, and may require such information from the Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section 3.08. Upon approval by the Administrator, the amount transferred shall be deposited in the Plan and shall be credited to the Employee's Rollover Account.

                  (i)      If a Participant transfers assets as provided in this
                           Section 3.08, a Rollover Account shall be established for him hereunder, equal to the value of the assets transferred to the Plan. A separate Rollover Account shall be established for that part of the transferred amount which is attributable to a lump sum distribution within the meaning of Section 402(e)(4)(A) of the Code, and for that part which is a distribution of accumulated deductible employee contributions within the meaning of Section 72(o)(5) of the Code. Such Account shall be one hundred percent (100%) vested at all times. His Rollover Account shall be invested as a part of the entire Plan and shall not be segregated as separate assets thereof.

                  (ii) After the Rollover Account becomes a part of the Plan pursuant to this Section 3.08, it shall share in the Adjustments, in accordance with the terms of Section
                           4.04 of Article IV.

                  (iii) When the Participant terminates employment for any reason he shall be entitled to the Current Balance of his Rollover Account. Such value shall be provided under the form of payment in accordance with Section
                           5.04 of Article V.

                  (iv) If the Participant dies while an Employee of the Employer, his Beneficiary shall be entitled to the Current Balance of his Rollover Account. Such value shall be applied to provide a death benefit in accordance with the applicable provision of Article V.

                  (v) Any Former Participant entitled to a distribution under the terms of this Plan may request (and the Administrator shall agree to) a lump sum distribution of his Rollover Account, as soon as reasonably possible. If the amount of such distribution would qualify as a partial distribution under Section 402(a)(5)(D) of the Code, such distribution may be:
                           (i) transferred to an individual retirement account described in Section 408(a) of the Code, as amended,
                           (ii) applied to purchase an individual retirement annuity described in Section 408(b) of the Code, or a retirement bond described in Section 409 of the Code, or (iii) transferred to an employees' trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code.

         (b) Effective January 1, 1993, the following provisions shall apply to Rollover Contributions to the Plan on or after January 1, 1993.

                  Except as otherwise provided below, a Participant who has had distributed to him all or part of his interest from a plan (other than this Plan) which meets the requirements of
                  Section 401(a) of the Code in an eligible rollover distribution, may, in accordance with procedures approved by the Administrator, transfer the distribution received from such other plan to the Trustee provided the following conditions are met:

                  (i) the transfer occurs on or before the sixtieth (60th) day following his receipt of the distribution from the other plan or is in the form of a direct transfer as described in Section 401(a)(31) of the Code;

                  (ii)     the amount transferred is in the form of cash;

                  (iii) the distribution is not one of a series of equal periodic payments made over the life (or life expectancy) of the Employee or the joint lives (or joint life expectancies) of the Employee and the Employee's Beneficiary, or for a period of ten (10) years or more and is not a required distribution as defined in Section 5.06(c); and

                  (iv) the amount transferred does not exceed an amount equal to the total distribution he received from the other plan less the amount, if any, considered after-tax employee contributions in accordance with
                           Section 402(a)(5)(B) of the Code, plus earnings on such sum accrued during the period following the receipt of the distribution, if any.

                  The Administrator shall develop such procedures, and may require such information from the Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Section 3.08. Upon approval by the Administrator, the amount transferred shall be deposited in the Plan and shall be credited to the Employee's Rollover Account.

                  (i)      If a Participant transfers assets as provided in this
                           Section 3.08, a Rollover Account shall be established for him hereunder, equal to the value of the assets transferred to the Plan. A separate Rollover Account shall be established for that part of the transferred amount which is attributable to a lump sum distribution within the meaning of Section 402(d)(4)(A) of the Code, and for that part which is a distribution of accumulated deductible employee contributions within the meaning of Section 72(o)(5) of the Code. Such Account shall be one hundred percent

                           (100%) vested at all times. His Rollover Account shall be invested as a part of the entire Plan and shall not be segregated as separate assets thereof.

                  (ii) After the Rollover Account becomes a part of the Plan pursuant to this Section 3.08, it shall share in the Adjustments, in accordance with the terms of Section
                           4.04 of Article IV.

                  (iii) When the Participant terminates employment for any reason he shall be entitled to the Current Balance of his Rollover Account. Such value shall be provided under the form of payment in accordance with Section
                           5.04 of Article V.

                  (iv) If the Participant dies while an Employee of the Employer, his Beneficiary shall be entitled to the Current Balance of his Rollover Account. Such value shall be applied to provide a death benefit in accordance with the applicable provision of Article V.

                  (v) Any Former Participant entitled to a distribution under the terms of this Plan may request (and the Administrator shall agree to) a lump sum distribution of his Rollover Account, as soon as reasonably possible. Such distribution may be: (i) transferred to an individual retirement account described in
                           Section 408(a) of the Code, as amended, (ii) applied to purchase an individual retirement annuity described in Section 408(b) of the Code, or a retirement bond described in Section 409 of the Code, or (iii) transferred to an employees' trust described in Section 401(a) of the Code which is exempt from tax under Section 501(a) of the Code.

3.09 Restrictions and Conditions on Employer Discretionary Contributions, Employer Matching Contributions and Before-Tax Savings

         Employer Discretionary Contributions, Employer Matching Contributions and Before-Tax Savings shall be subject to the following restrictions and conditions:

         (a) In no event shall the Employer be obligated to make an Employer Discretionary Contribution, Employer Matching Contribution and/or Before-Tax Savings for a given Plan Year in excess of the maximum amount deductible under Section 404(a)(3)(A) of the Code, or any statute or rule of similar import. Employer Discretionary Contributions, Employer Matching Contributions and Before-Tax Savings are expressly conditioned on their current deductibility for Federal income tax purposes. To the extent deductibility of any such contributions is disallowed, the portion of such contribution determined not to be deductible shall be returned to the Employer within one (1) year following such disallowance, subject to the limitations described in Section 3.09(b) with respect to the amount that may be returned to the Employer.

         (b) If due to a mistake of fact, the Employer Discretionary Contribution, Employer Matching Contribution, or Before-Tax Savings made to the Trust Fund by the Employer for any Plan Year exceeds the amount intended to be contributed, the Employer, as soon as such mistake of fact is discovered, shall notify the Trustee. The Administrator shall direct that the Trustee return such excess to the Employer, provided such return is made within one (1) year of the date on which the Employer made the contribution. The Employer may direct that the funds be held by the Trustee and applied to the next Employer Discretionary Contribution, Employer Matching Contribution or Before-Tax Savings. However, earnings attributable to the excess contribution shall not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned.

         (c) Employer Discretionary Contributions, Employer Matching Contributions and Before-Tax Savings contributions are expressly conditioned on the initial qualification of the Plan under Section 401(a) of the Code. If the Plan is submitted to the Internal Revenue Service within the period prescribed by
                  Section 401(b) of the Code for a determination as to its initial qualification, and the Internal Revenue Service determines that the Plan is not so qualified, all such contributions, together will all earnings thereon, shall be returned to the Employer within one (1) year following such determination by the Internal Revenue Service.

3.10     Investment of Individual Accounts

         The Trustee shall make available to Participants information concerning the various investment options available for the funds in the Participants' Individual Accounts.

         A Participant shall direct the investment of his Individual Account in accordance with the following:

         (a) Each Employee who becomes a Participant shall specify the percentage of his Employer Discretionary Contribution Account, Before-Tax Savings Account, Rollover Account, After-Tax Contributions Account, and (effective May 1, 1992) Employer Matching Contribution Account which shall be invested in and/or among the investment options, in increments of ten percent (10%) as elected by the Participant, the sum of which shall equal one hundred percent (100%) of such accounts. The Participant may specify differing percentages for existing Individual Account balances and future contributions, if desired. Any investment election made by a Participant will continue in effect until changed by the Participant.

         (b) For periods beginning before July 1, 1992, a Participant may change his investment election with regard to his entire Individual Account at any time during a calendar quarter with the change to be effective following the next Valuation Date. For periods beginning on and after June 30, 1992, a Participant may change his investment election as to existing and/or future contributions in increments of ten percent (10%) on any business day of the month. A Participant may invest existing contributions and future contributions differently.

         (c) For the period beginning May 1, 1992 and ending June 30, 1992, the current investments of Participants shall be changed from the funds in place as of April 30, 1992 to investment funds of the same type of the new Trustee.

         (d) To the extent that the Participant does not make a valid election, the Participant will be deemed to have elected to invest his Individual Account in the Mellon Short Term Fund chosen by the Administrator. Effective July 1, 1992, to the extent that the Participant does make a valid election, the Participant will be deemed to have elected to invest his Individual Account in the Guaranteed Investment Contract Fund chosen by the Administrator.

         (e) For Plan Years beginning before January 1, 1992, Participants shall have the right to direct the Administrator, by filing an effective investment direction no more often than once during any Plan Year, at any time between his sixtieth (60th) through sixty-fifth (65th) birthdays, to notify the Trustee to invest any multiple of twenty percent (20%) of the then current vested account balance, in a federally insured certificate of deposit, to mature at the date such Participant attains his sixty-fifth (65th) birthday. Unless the Participant elects a non-proportional withdrawal in a written election filed with the Administrator, such amount shall be withdrawn proportionately from such Participant's managed account in the Trust Fund and from such Participant's funds in any short term investment fund. Any income from such certificate of deposit shall be reinvested in such certificate of deposit. Such certificates of deposit shall be distributed to the Participant's Beneficiary at the Participant's death.

                  Each Participant shall also have the right to direct the Administrator, by filing an effective investment direction no more often than once during any Plan Year, at any time between his sixty-fifth (65th) and seventieth (70th) birthdays, to notify the Trustee to invest all of his current vested account balance in a federally insured certificate of deposit to mature one year from the date purchased.

                  Any investment direction made pursuant to this subsection may not be revoked or revised by the Participant.

                  The proceeds of or income derived from any investments in certificates of deposit pursuant to this subsection which mature on and after January 1, 1992 shall not be reinvested in certificates of deposit but shall instead be invested in a cash equivalent fund maintained by the Trustee. These funds shall remain in the cash equivalent fund pending the May 1, 1992 transfer of funds to the successor Trustee. At such time, the funds which had been invested in cash equivalent funds and the proceeds of any certificates of deposit maturing after such date shall be invested in the Guaranteed Investment Contract (GIC) fund of the successor Trustee or such other investment elected by the Participant in accordance with this
                  Section 3.10.

         The Plan funds from which the Participant may elect to invest his Individual Account are described in Appendix C attached hereto. To the extent that a Participant over the age of sixty (60) had elected to purchase Certificates of Deposit prior to January 1, 1992, no new Certificates of Deposit shall be purchased and, as existing amounts mature, they shall be invested in the GIC Fund.

         The Plan is intended to be a Plan as described in Section 404(c) of ERISA and regulations thereunder. Notwithstanding Section 7.02 of the Plan or the Trust Agreement, the Trustee shall have no authority or discretion to decline to implement an investment direction of a Participant or Beneficiary among one or more of the investment options pursuant to this Section unless such direction would result in a prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code or would generate income that would be taxable to the Trust. Neither the Employer, the Administrator, or the Trustee shall be liable for any loss to the Plan or the Trust that is the direct and necessary result of such investment directions, nor be responsible to provide investment advice to a Participant or Beneficiary regarding investment direction under the Plan.

                                   ARTICLE IV

                       ALLOCATIONS TO INDIVIDUAL ACCOUNTS


4.01     Individual Accounts

         The Administrator shall establish and maintain an Individual Account in the name of each Participant to which the Administrator shall credit all amounts allocated to each such Participant pursuant to Article III and the following Sections of this Article IV. Each Individual Account shall be comprised of whichever of the following are applicable to a particular Participant: Employer Discretionary Contribution Account, Before-Tax Savings Account, After-Tax Contribution Account, and, effective May 1, 1992, Rollover Account and/or Employer Matching Contribution Account.

4.02     Allocation of Employer Discretionary Contributions

         The Administrator, as of the end of each Plan Year, shall determine for each eligible Participant his share of Employer Discretionary Contributions contributed in accordance with Section 3.07 of Article III and in accordance with the applicable Board resolutions authorizing the Employer Discretionary Contributions. To the extent such Employer Discretionary Contributions are restricted by location, the allocation shall be limited to the Participants at that location.

         An "eligible" Participant is a Participant who has completed nine hundred (900) Hours of Service during the Plan Year and is employed by the Employer on the last day of the Plan Year for which the contribution is being made, or is on an authorized leave of absence or is receiving periodic severance payments on the last day of the Plan Year, or who has retired, died or become disabled during the Plan Year. Each Participant's share of the Employer Discretionary Contributions shall be allocated to his Employer Discretionary Contribution Account.

         The manner of allocation of the Employer Discretionary Contribution to each Participant will be as follows:

         (a) First, determine the proportion of each Participant's Compensation from the Employer during the Plan Year to which the contribution applies, to the total Compensation from the Employer to all Participants during the Plan Year; and

         (b) Second, allocate to each Participant the same proportion of the contribution made by the Employer for the Plan Year to which the contribution applies.

         The amount determined for such Plan Year for each respective Participant shall be credited to his Employer Discretionary Contribution Account on the records of the Trustee.

4.03     Allocation of Employer Matching Contributions

         Effective May 1, 1992, the Administrator, for each Plan Year, shall determine for each eligible Participant his share of Employer Matching Contributions contributed in accordance with Section 3.03 of Article III and in accordance with the applicable board resolutions authorizing the Employer Matching Contributions and shall allocate the Employer Matching Contributions in proportion to the Before-Tax Savings elected by the Participants. Each Participant's share of the Employer Matching Contributions shall be allocated to his Employer Matching Contribution Account.

         An "eligible" Participant is a Participant who has elected to have Before-Tax Savings made on his behalf during the Plan Year.

4.04     Allocation of Forfeitures

         After a terminated Participant has had a one-year Break-in-Service, any forfeitures of non-vested Employer Discretionary Contributions shall be reallocated to Participants who have completed nine hundred (900) Hours of Service during the Plan Year and are employed on the last day of the Plan Year, or on an authorized leave of absence or receiving periodic severance payments on the last day of the Plan Year, or who have retired, died or become disabled during the Plan Year. The allocation is based on the ratio of each Participant's Compensation to the total of all Participants' Compensation.

         Any forfeiture of non-vested Employer Matching Contributions shall be applied to reduce current or future Employer Matching Contributions.

         If a terminated Participant is reemployed before incurring five (5) one-year Breaks-in-Service, his forfeited balance may be restored to him if he repays the amount of any distribution in accordance with
         Section 5.05.

4.05     Valuation of Accounts

         For periods prior to May 1, 1992, the valuation of Trust Fund assets for all purposes of the Plan shall be determined as follows: stocks, bonds, and mutual fund shares shall be valued according to the normal valuation procedures used by the Trustee in the ordinary course of business. Real estate shall be valued at its fair market value. The Valuation Date for such purposes shall be the last day of each quarter of the Plan Year and any other date on which the Administrator deems it necessary to have a valuation of the Trust Fund.

         Effective May 1, 1992, the Trustees shall, following the end of each business day, value all assets of the Trust Fund as of that business day in the following manner:

         (a) The Trustee shall first compute the fair market value of securities and/or the other assets in each investment fund, designated by the Administrator for direction of investment by the Participants. This market value shall be equal to the market price of the fund on the prior business day applied to the balance of the fund as of the close of business on the current business day.

         (b) The Trustee shall, following the computation of the fair market value, compute each Participant's share in the fund and assign a gain or loss to each Participant's account.

         (c) The Trustee shall then account for any requests for additions or withdrawals made to or from a specific designated investment fund by any Participant, including allocations of Rollover Accounts or Before-Tax Savings by the next business day.

         In completing the valuation procedure described above, such adjustments in the amounts credited to such accounts shall be deemed to have been made on the business day to which the investment activity relates. Employer Discretionary Contributions, Employer Matching Contributions, Before-Tax Savings, After-Tax Contributions and Rollover contributions pursuant to this Plan shall not be taken into account until the allocation date coinciding with or next following the date any such contribution was both actually paid to the Trustee by the Employer and allocated among the accounts of Participants. It is intended that this Section operate to distribute among each Participant's Investment Account in the Trust Fund, all income of the Trust Fund and changes in the value of the Trust Fund's assets.

4.06     Maximum Additions

         Anything herein to the contrary notwithstanding, the total Annual Additions made to the Individual Account of a Participant for any Plan Year, when combined with any similar annual additions credited to the Participant for the same period from another qualified Defined Contribution Plan maintained by the Employer or an Affiliate, shall not exceed the lesser of:

         (a) Thirty thousand dollars ($30,000) or, if greater, one-fourth (1/4) of the specific dollar amount set forth in Section 415(b)(1)(A) of the Code as such amount may be adjusted for inflation pursuant to Section 415(d)(1) of the Code, with respect to the first day of the limitation year for which the annual benefit is being calculated; or

         (b) Twenty-five percent (25%) of the Participant's total non-deferred compensation received from the Employer or an Affiliate for such Plan Year.

         For purposes of this Section 4.06, the Plan Year shall be the "limitation year," as defined in Section 415 of the Code and applicable regulations thereunder.

         Compensation for purposes of this Section 4.06 only, means a Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer including, but not limited to, commissions paid to salesmen, tips and bonuses. Compensation does not include: (i) contributions made to a plan of deferred compensation to the extent that before this Section 4.05 is applied, such contributions are not included in the gross income of the Participant for the taxable year in which they are made; (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or (iv) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the employee).

         In the event a Participant is covered by one or more other Defined Contribution Plans maintained by the Employer, the maximum Annual Additions as noted above shall be decreased as determined necessary by the Employer, prior to the reduction of such other Defined Contribution Plans, to ensure that all such plans will remain qualified under the Code.

4.07     Corrective Adjustments

         In the event that, as of any Valuation Date, corrective adjustments in the Annual Additions to any Participant's Individual Account are required as the result of a reasonable error in estimating a Participant's total non-deferred compensation (as defined in Section 415 of the Code), the following corrective adjustments shall be made in the following order of precedence:

         (a) First, if applicable, any After-Tax Contributions shall be returned to the Participant to the extent such return will reduce such excess amount.

         (b) Next, the Participant's share of forfeitures which have been allocated to his Individual Account shall be reduced as necessary and reallocated to the Individual Accounts of other eligible Participants.

         (c) Next, the Participant's share of Employer Discretionary Contributions allocated to his Individual Account shall be reduced to ensure compliance with Section 4.06 and shall be segregated into a suspense account and shall be applied as rapidly as possible to reduce applicable Employer Discretionary Contributions for the current Plan Year or succeeding Plan Years.

         (d) To the extent further corrective adjustments are required, the same procedure is to be followed with Employer Matching Contributions and with Before-Tax Savings.

         Notwithstanding the preceding, no Employer shall contribute any amount that would cause the limit in Section 4.06 to be exceeded as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause the limit in Section 4.06 to be exceeded if the date of contribution were a Valuation Date. As a failsafe, any correction permitted under Treas. Reg. Section 1.415-6(b)(6) shall be permitted.

4.08     Defined Contribution and Defined Benefit Plan Fraction

         If a Participant is a participant in a Defined Benefit Plan maintained by the Employer or an Affiliate, the sum of his defined benefit plan fraction and his defined contribution plan fraction for any Limitation Year may not exceed 1.0. Limitation Year shall mean the Plan Year.

         For purposes of this Section 4.08, the term "defined contribution plan fraction" shall mean a fraction, the numerator of which is the sum of all of the annual additions to the Participant's individual account under this Plan and any other Defined Contribution Plans of the Employer as of the close of the Plan Year and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Plan Year of employment with the Employer:

         (a) the product of 1.25 multiplied by the dollar limitation calculated pursuant to Section 4.06(a) in effect for such year determined without regard to Section 415(c)(6) of the Code; or

         (b) the product of 1.4 multiplied by the amount calculated pursuant to Section 4.06(b) with respect to such individual under the Plan for such Plan Year.

         For purposes of this Section 4.08, the term "defined benefit plan fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit (as defined in the said Defined Benefit Plan) determined as of the close of the Plan Year and the denominator of which is the lesser of:

         (a) the product of 1.25 multiplied by the dollar limitation in effect pursuant to Section 415(b)(1)(A) of the Code for such Plan Year; or

         (b) the product of 1.4 multiplied by the amount which may be taken into account pursuant to Section 415(b)(1)(B) of the Code with respect to such individual under the Plan for such Plan Year.

         For purposes of this Section 4.08 and Section 4.06, all Defined Contribution Plans of the Employer or an Affiliate (whether or not terminated) shall be treated as one Defined Contribution Plan and all Defined Benefit Plans of the Employer or an Affiliate (whether or not terminated) shall be treated as one Defined Benefit Plan.

         The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan which is contained in Section 2004 of ERISA and Section 415(e) of the Code shall be complied with by a reduction (if necessary) in the Participant's benefits under that Defined Benefit Plan (in accordance with the provisions of the said plan) and his benefits herein shall not be affected by such aggregate limitation.

                                    ARTICLE V

                                  DISTRIBUTIONS

5.01     Normal Retirement

         Upon attainment of Normal Retirement Age a Participant shall have a one hundred percent (100%) vested interest in his Individual Account. Upon the retirement of a Participant on or after his Normal Retirement Date, the Administrator shall thereupon direct the Trustee to distribute to such Participant or his Spouse or Beneficiary, whichever is applicable, such amount in accordance with Section 5.06 hereof.

5.02     Early Retirement

         The Early Retirement Date of a Participant shall be the date a Participant terminates employment after attainment of Early Retirement Age.

         Upon retirement in accordance with the provisions of this Section 5.02, the Participant shall be one hundred percent (100%) vested in his Individual Account. Upon the retirement of a Participant on his Early Retirement Date, the Administrator shall thereupon direct the Trustee to distribute to such Participant or his Spouse or Beneficiary, whichever is applicable, the Current Balance of his Individual Account, determined as of the date of distribution, in accordance with Section
         5.06 hereof.

5.03     Disability Retirement

         Upon determination that a Participant is Disabled, he shall be one hundred percent (100%) vested in the balance of his Individual Account. A Participant may retire from the employment of the Employer on the first day of any month coincident with or next following a determination that such Participant is Disabled. For purposes of this Section, the Plan Administrator's determination of whether a Participant is a Participant is "Disabled" shall conform to the determination made under the Employer's long term disability plan for purposes of that plan.

         Upon retirement in accordance with the provisions of this Section 5.03, the Participant shall be eligible to receive the Current Balance of his Individual Account, determined as of the date of distribution, as soon as practicable following determination of Disability. The Administrator shall thereupon direct the Trustee to distribute to such Participant or his Spouse or Beneficiary, whichever is applicable, such amount in accordance with Section 5.06 hereof.

5.04     Death

         When a Participant dies while in the employ of an Employer, he shall have a one hundred percent (100%) vested interest in his Individual Account. The Current Balance of such Participant's Individual Account, determined as of the date of distribution, shall become payable to his Spouse, unless the Spouse has consented in writing to the Participant's designation of a Beneficiary other than his Spouse in accordance with Section 2.04.

         The Administrator shall thereupon direct the Trustee to distribute to such Participant's Spouse or Beneficiary, whichever is applicable, such amount in accordance with Section 5.07 hereof.

5.05     Termination of Employment

         Upon the termination of employment for any reason (other than retirement, death or Disability), a Participant (a "Terminated Participant") or his Beneficiary shall be eligible to receive the vested portion (as determined in this Section 5.05) of his Individual Account, valued as of the date of distribution, in accordance with the following provisions:

         (a) A Participant shall always have a one hundred percent (100%) vested interest in his balance attributable to his Before-Tax Savings Account, his After-Tax Contribution Account and his Rollover Account. The Participant is eligible to receive a distribution of these Accounts as soon as practicable following his termination of employment.

         (b) A Participant shall have a vested interest in the balance attributable to his Employer Discretionary Contribution Account and Employer Matching Contribution Account based on his years of Service as of his date of termination of employment, in accordance with the following schedule:

                                                                Vested
                           Years of Service                   Percentage
                           ----------------                   ----------
                           Less than 3 years                       0%
                           3 years                                20%
                           4 years                                40%
                           5 years                                60%
                           6 years                                80%
                           7 years or more                       100%

         The Administrator shall thereupon direct the Trustee to distribute to such Participant or Beneficiary the vested amount of his Employer Discretionary Contribution Account and Employer Matching Contribution Account in accordance with Section 5.06 or 5.07 within sixty (60) days after the end of the Plan Year in which his one-year Break in Service ended.

         The non-vested portion of the Participant's Employer Matching Contribution Account or Employer Discretionary Contribution Account will become a forfeiture on the Valuation Date following the date the Participant has incurred a one-year Break-in-Service. Forfeitures of Employer Discretionary Contribution amounts are reallocated to the accounts of remaining Participants after a one-year Break-in-Service. Forfeitures of Employer Matching Contribution amounts are applied to reduce current or future Employer Matching Contributions.

         A Terminated Participant who terminated with less than a one hundred percent (100%) vested interest in his Employer Discretionary Contribution Account and/or Employer Matching Contribution Account, who received a distribution of his vested interest, and who resumes employment with the Employer may repay such distribution before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive one-year Breaks-in-Service commencing after the distribution and have any amounts forfeited pursuant to this
         Section 5.05 restored to his Employer Discretionary Contribution Account and/or Employer Matching Contribution Account upon such repayment and receive the value of his Employer Discretionary Contribution Account and/or Employer Matching Contribution Account based on his total years of Service when he again terminates employment. The Employer shall either contribute such additional funds to the Plan necessary to restore any forfeited amount or apply unallocated forfeitures to restore the Employer Discretionary Contribution Account and/or Employer Matching Contribution Account.

         A Terminated Participant who terminated employment with less than a one hundred percent (100%) vested interest in his Employer Discretionary Contribution Account and/or Employer Matching Contribution Account who did not receive a distribution of his vested interest and who is reemployed prior to incurring five (5) consecutive one-year Breaks-in-Service shall, to the extent such non-vested amounts have been deemed to have been forfeited, have such amounts restored to his Employer Discretionary Contribution Account and/or Employer Matching Contribution Account. The Employer shall either contribute such additional funds to the Plan necessary to restore the amount deemed to have been forfeited or apply unallocated forfeitures to restore the Participant's Employer Discretionary Contribution Account and/or Employer Matching Contribution Account.

         A Terminated Participant who is reemployed and again becomes a Participant after incurring five (5) or more consecutive one-year Breaks-in-Service shall not be allowed to repay any amount distributed to him and shall not have any amount forfeited pursuant to this Section
         5.05 restored to his Employer Discretionary Contribution Account and/or Employer Matching Contribution Account.

5.06     Distribution Upon Retirement or Termination of Employment

         (a) Employer Discretionary Contributions and Employer Matching Contributions for Employees who are Participants as of May 1, 1992

                  In the case of retirement, Disability or termination of employment, a Participant may request distribution of any benefits derived from Employer Discretionary Contributions and Employer Matching Contributions under the Plan as provided hereinafter. The request by the Participant shall be in writing and shall be filed with the Administrator at least thirty (30) days before distribution is to be made.

                  The amount shall be distributed as soon as practicable following a request for distribution.

                  Each Participant (including a Former Participant) may, prior to his date of benefit commencement, elect, in a written application provided by the Administrator, to receive his distribution of benefits in the form of a single, lump sum payment or in one of the alternative forms listed below. Each of the alternative forms shall commence in accordance with this Section 5.06.

                  (i) Forms of Payment. A Participant shall make an election by written notification to the Administrator on forms provided by the Administrator to indicate the form of payment elected. An election by a Participant to receive his benefit under Section 5.06(a)(ii) may be revoked by such Participant in writing to the Committee at any time prior to the annuity starting date. In the absence of the election of an optional method of payment under Section 5.06(a)(ii) below, benefit payments shall be payable in a single lump sum.

                  (ii) Optional Forms. In lieu of receiving payment in accordance with Section 5.06(a)(i) above, a Participant may elect in writing, that his Current Balance or any portion thereof be utilized to purchase a non-transferable annuity contract from an insurance company. Such annuity contract for a married Participant shall be in the form of a fifty percent (50%) joint and survivor annuity with the spouse designated as contingent annuitant, unless such spouse consents to a life annuity payment or another type of annuity payment as provided below. Such annuity contract for an unmarried Participant shall be in the form of a single life annuity or such other type of annuity elected by the Participant and available through the Insurer selected by the Administrator.

                  (iii) Election and Notice. If a Participant elects distribution in an annuity form pursuant to subsection (ii) above, then no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date the Participant and his spouse shall be given a written notice to the effect that in the event an annuity is elected pursuant to this
                           Section 5.06, benefits shall be payable in the form of an immediate fifty percent (50%) joint and survivor annuity as therein specified unless: (i) the Participant elects to the contrary and (ii) the spouse consents in writing to waive such annuity form of benefit, consents to a specified form of benefit and to a specified Beneficiary and acknowledges the effect of such consent in the ninety (90) day period prior to the annuity starting date. Such consent must be witnessed by a representative of the Administrator or a notary public. For purposes of this Section, annuity starting date means: (i) the first day of the first period for which an amount is payable as an annuity, (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit, or (iii) the first day of the first period for which a benefit is to be received by reason of disability.

                           The notice shall describe, in a manner intended to be understood by the Participant and his spouse, the terms and conditions of the joint and survivor annuity, a general explanation of the financial effect of the election or absence of election, the rights of the Participant's spouse, the relative values of the optional forms available under the Plan, and the right to make and the effect of a revocation of a previous election to waive the joint and survivor annuity.

                           In the event a Participant or his spouse requests additional information, as permitted under the terms of the notice, commencement of benefits for any purpose hereunder shall not begin until at least ninety (90) days following the Participant's receipt of such additional information unless the Participant specifically elects earlier commencement.

                  (iv) Limitation. In no event may the length of time over which any form of payment provided above exceed the greater of: (i) the life of the Participant; (ii) the life of the Participant and his Spouse or Beneficiary, whichever is applicable; (iii) a period certain not exceeding the Participant's life expectancy; or (iv) a period certain not exceeding the joint life expectancy of the Participant and his Spouse or Beneficiary, whichever is applicable. Such life expectancy or joint life expectancy shall be determined in accordance with regulations promulgated by the Secretary of the Treasury pursuant to Code
                           Section 401(a)(9). Further, if a Participant's Beneficiary is other than his Spouse, the present value of the benefits payable to the Participant shall not be less than the amount required under such Code Section and regulations issued thereunder based upon the relative ages of the Participant and the non-Spouse Beneficiary.

         (b) Before-Tax Savings, After-Tax Contributions and Rollover Contributions for Employees who are Participants as of May 1, 1992

                  If the Participant has not accrued an Employer Discretionary Contribution or an Employer Matching Contribution for the Plan Year, all Before-Tax Savings, After-Tax Contributions and Rollover Contributions shall be distributed to such Participant in cash within sixty (60) days of the end of the Plan Year in which occurred his termination, retirement, or Disability. Such Individual Account balances shall be distributed to such Participant in cash within sixty (60) days of the end of the Plan Year in which his death occurred regardless of any subsequent Employer Discretionary Contribution or Employer Matching Contribution. If the Participant has accrued an Employer Discretionary Contribution and/or Employer Matching Contribution in the Plan Year in which his termination, retirement or Disability occurs, he shall have the option of receiving the distribution of his benefits either within sixty (60) days after the close of the Plan Year in which such event occurs, or within sixty (60) days after the close of the Plan Year following the Plan Year in which such event occurs, but in no event later than sixty (60) days after the close of the Plan Year of the final Employer Discretionary Contribution and/or Employer Matching Contribution attributable to him after such event occurs. The Participant shall exercise such option by filing a written election with the Retirement Committee stating the time at which distributions to him shall commence; if no election is filed within thirty (30) days of the close of the Plan Year in which such event occurs, such Participant shall be deemed to have elected distributions to commence within sixty (60) days of the close of the Plan Year in which such event occurs.

         (c) Distribution of Individual Accounts for Employees who become Participants on or after May 1, 1992

                  The portion of a Terminated Participant's Individual Account attributable to Before-Tax Savings and/or After-Tax Savings shall be distributed to the Participant as soon as reasonably possible following a request for distribution.

                  A Terminated Participant's Individual Account shall be distributed to him in cash within sixty (60) days of the end of the Plan Year in which his termination, retirement, Disability, or death occurs. If the Participant has accrued an Employer Discretionary Contribution and/or Employer Matching Contribution in the Plan Year in which his termination, retirement, or disability occurs, he shall have the option of receiving the distribution of his benefits either within sixty
                  (60) days after the close of the Plan Year in which such event occurs, or within sixty (60) days after the close of the Plan Year following the Plan Year in which such event occurs, but in no event later than sixty (60) days after the close of the Plan Year of the final Employer Discretionary Contribution and/or Employer Matching Contribution attributable to him after such event occurs. The Participant shall exercise such option by filing a written election with the Retirement Committee stating the time at which distributions to him shall commence; if no election is filed within thirty (30) days of the close of the Plan Year in which such event occurs, such Participant shall be deemed to have elected distributions to commence within sixty (60) days of the close of the Plan Year in which such event occurs.

                  In the event of retirement, disability, or death, a Participant's entire Individual Account will be distributed as soon as reasonable possible following a request for distribution.

5.07     Distribution Due to Death

         In the case of any Participant or Former Participant who dies prior to commencement of benefits when he is vested in any portion of his Individual Account, there shall be a Death Benefit paid in accordance with the following provisions:

         (a) If such Participant was a Participant in the Plan as of May 1, 1992 and is survived by a Spouse, the following shall apply:

                  (i) The Administrator shall purchase an annuity contract from an insurance company with fifty percent (50%) of the balance of his Individual Account determined as of the Valuation Date coincident with or immediately preceding his date of death, plus any Before-Tax Savings, After-Tax Contributions, Employer Matching Contributions and Employer Discretionary Contributions made since such Valuation Date. Such contract shall provide a monthly income payable for the life of the Spouse, with immediate or deferred commencement, as elected by the Spouse, provided that benefits commence in accordance with Section 5.09. Alternatively, the Spouse may elect to receive distribution of benefits in a lump sum, payable as soon as reasonable possible following the date of the Participant's death.

                  (ii) The remainder of the Participant's Individual Account shall be paid to the Participant's Beneficiary (who may or may not be his Spouse) in a lump sum. Notwithstanding the provisions of Section 2.04, no spousal consent shall be required for designation of a Beneficiary under this subparagraph (ii).

         (b) If death occurs and such Participant who was a Participant as of May 1, 1992 is not survived by a Spouse, the balance of his individual Account determined as of the Valuation Date coincident with or immediately preceding his date of death, plus any Before-Tax Savings, After-Tax Contributions, Employer Discretionary Contributions or Employer Matching Contributions made since such Valuation Date, shall be paid in a lump sum to his Beneficiary.

         (c) Upon the death of a Participant who became a Participant on or after May 1, 1992, the balance of his Individual Account determined as of the Valuation Date coincident with or immediately preceding the date of death, plus any Before-Tax Savings, After-Tax Contributions, Employer Discretionary Contributions or Employer Matching Contributions made since that Valuation Date, shall be paid in a lump sum to his Spouse or, if no Spouse exists or a proper Beneficiary designation has been filed pursuant to Section 2.04, his Beneficiary.

5.08     Cash Out of Small Benefits

         (a) Except for corrective distributions under Sections 3.01, 3.02, 3.05, 3.06, or 4.07(a) of the Plan and as expressly stated to the contrary in section (b) hereof and elsewhere in the plan with regard to required distributions, no distribution of benefits prior to Normal Retirement Age shall be made unless the Participant has received notice of his right to defer commencement of benefits and has consented to the immediate distribution of his benefits, as required by 411(a)(11) of the Code. If the spousal consent requirements of Section 5.06(a)(iii) are applicable, the Participant's spouse must also consent to an immediate distribution of benefits, except that only the consent of the Participant is required for an immediate distribution of benefits in the form of a qualified joint and survivor annuity. The failure of a Participant, or, if applicable, the Participant's spouse, to consent to an immediate distribution shall be deemed an election to defer commencement of benefits.

         (b) Notwithstanding any other provisions of the Plan to the contrary, if the value of a terminated, deceased or retired Participant's Individual Account determined as of the Valuation Date coincident with or immediately following his date of retirement, death or termination of employment does not exceed or ever exceeded three thousand five hundred dollars ($3,500), the Administrator shall direct that the value of such Individual Account shall be paid in a lump sum to the Participant (or Spouse or Beneficiary, if applicable) without his written consent (or that of the Spouse or Beneficiary, if applicable). No benefits of any other type shall then be payable to such former Participant or his Spouse or Beneficiaries. To the extent a terminated Participant is reemployed by the Employer, the repayment and restoration provisions of Section 5.05 may apply.

5.09     Commencement of Benefits and Required Distributions

         Distribution of benefits shall be governed by the following:

         (a) Any benefits payable under this Article V shall commence as soon as reasonably possible after actual date of severance and in accordance with the other provisions of this Article V. In no event, however, unless the Participant elects otherwise (or is deemed to have elected otherwise by failure to demand payment), shall such postponement be beyond sixty (60) days after the last day of the Plan Year in which occurs the latest of: (i) the Participant's reaching age sixty-five (65); (ii) the tenth (10th) anniversary of the date the Employee became a Participant; or (iii) termination of the Participant's employment.

         (b) Notwithstanding any other provisions of the Plan to the contrary, the Plan must begin to distribute a Participant's entire interest in the Plan no later than his "Required Beginning Date." A Participant's Required Beginning Date shall be the April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2), regardless of whether his employment has terminated. However, a Participant who is not a five percent (5%) owner of the Employer (as defined in Section 416(i)(1) of the Code) and who attains age seventy and one-half (70 1/2) prior to January 1, 1988 shall have a Required Beginning Date of the April 1 of the calendar year following the calendar year in which he retires, provided such Participant was not a five percent (5%) owner during the Plan Year in which he attained age sixty-six and one-half (66 1/2) or in any subsequent Plan Year.

                  In the event the provisions of this Section 5.09(b) become applicable to a Participant, a "Minimum Required Distribution" shall be paid as of his Required Beginning Date. Such Minimum Required Distribution shall be an amount equal to the Participant's Individual Account determined as of the December 31 of the calendar year immediately prior to the Required Beginning Date divided by the Participant's life expectancy or the joint life expectancy of the Participant and his Spouse or Beneficiary, whichever is applicable, determined in accordance with the provisions of Regulations under Section 401(a)(9) of the Code, including the minimum incidental death benefit requirements of Section 401(a)(9)(G) of the Code. For purposes of this subsection only, the consent of the Participant or his Spouse, if any, shall not be required prior to the commencement of any Minimum Required Distribution hereunder. The distribution under this provision shall override any other provisions of this plan which are inconsistent and all such distributions shall be in compliance with the joint and survivor annuity requirement set forth in
                  Section 5.06(a)(iii).

         (c) In the event any Participant becomes entitled to a distribution hereunder (i) prior to becoming disabled (within the meaning of Section 72(m)(7) of the Code), (ii) prior to reaching age fifty-nine and one-half (59 1/2), (iii) on account of his separation from service prior to attainment of age fifty-five (55) or (iv) which is not a distribution listed as an exception in Section 72(t)(2) of the Code and regulations issued thereunder, the Participant shall be notified in writing that receipt of any such payment may invoke an additional income tax on the taxable portion of such distribution imposed by the Federal government, in addition to any income taxes which might otherwise be due.

         (d) If any Participant dies before distribution commences, the Participant's entire interest will be distributed no later than five (5) years after his date of death, with the following exceptions:

                  (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distribution may be made in a lump sum in accordance with Section 5.04 commencing no later than one (1) year after the Participant's death;

                  (ii) If the designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and, if the Spouse dies before payments begin, subsequent distributions shall be made as if the Spouse had been the Participant.

5.10     Benefits to Minors and Incompetents

         In case any person entitled to receive payment under the Plan shall be a minor, the Administrator, in its discretion, may dispose of such amount in any one or more of the following ways:

         (a)      By payment thereof directly to such minor;

         (b)      By application thereof for the benefit of such minor;

         (c) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Administrator in writing that he will hold or use such amount for the benefit of such minor.

         In the event that it shall be found that a person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Administrator to have incurred expense for such person otherwise entitled to payment.

5.11     Unclaimed Benefits

         If the Administrator is unable to ascertain the whereabouts or identity of a Participant, Spouse, Beneficiary or legal representative thereof, who is entitled to a distribution which is due or required to commence under this Article V, after having sent proper notification by registered mail to such person's last known address and when no claim for such benefits has been filed with the Administrator before the end of five (5) years following the date distribution is due or required to commence, then, unless otherwise prohibited by law, the distribution otherwise payable shall be forfeited and such forfeiture shall be used to reduce the next applicable Employer contribution. In the event that the Participant (or Spouse or Beneficiary, if applicable) requests a distribution after a forfeiture has occurred, the amount of such forfeiture shall be restored to his Individual Account through a special Employer contribution.

5.12 Direct Rollover of Eligible Rollover Distributions. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in
                  section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

         (d) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

5.13     In-Service Distributions

         Effective July 28, 1994, a Participant shall be entitled to a total distribution of his Individual Account on or after the date the Participant attains age 70 1/2, without regard to whether that Participant has yet retired. Upon request by the Participant, the Administrator shall direct the Trustee to distribute to the Participant such amount in accordance with Section 5.06.

                                   ARTICLE VI

                                   WITHDRAWALS

6.01     Withdrawals Generally

         A Participant may make written application to the Administrator for withdrawals of all or a portion of those of his accounts specified in this Article VI without terminating his employment with his Employer but only in such amounts and under such conditions as specified in this
         Article VI.

6.02     Withdrawals of After-Tax Contributions

         A Participant may elect to withdraw from his After-Tax Contribution Account an amount which is equal to any whole percentage [not exceeding one hundred percent (100%)] of the lesser of the amounts specified in
         (a) or (b) below, where:

         (a) is equal to the aggregate of his After-Tax Contributions which are at the time credited to his After-Tax Contribution Account; and

         (b) is equal to the value of that portion of the Participant's Individual Account attributable to such After-Tax Contributions.

         Such an election shall take effect on or as soon as administratively feasible after the date specified in the notice, which date must be at least fifteen (15) days after such notice is filed with the Administrator.

6.03     Withdrawal upon Attainment of Age Fifty-Nine and One-Half (59 1/2)

         Upon proper written application of a Participant in such form as the Administrator may specify, a Participant who has attained at least age fifty-nine and one-half (59 1/2) shall be permitted, no more than once in any Plan Year, to withdraw in a lump sum a portion or all of the balance of his Before-Tax Savings Account at the Valuation Date immediately preceding such request. The minimum amount which may be withdrawn pursuant to this Section is five hundred dollars ($500).

6.04     Loans

         The Administrator may offer loans to Plan Participants who are Parties in Interest, as that term is defined in Section 3(14) of ERISA, in accordance with the Loan Procedures established in Appendix B to this document.

6.05     Hardship Withdrawals

         The Administrator, according to uniform rules non-discriminatorily applied, may authorize the Trustee to make an in-service distribution to a Participant from his

         Before-Tax Savings Account of amounts not previously withdrawn but not more than the current value thereof, and in the case of a Participant's Before-Tax Savings Account not more than the amount of his Before-Tax Savings exclusive of earnings and appreciation credited thereon after December 31, 1988, by submitting a request to the Administrator. This request must describe in detail the hardship which has created an immediate and heavy financial need and which cannot be met through other sources.

         (a) The determination of whether there is an immediate and heavy financial need is to be made by the Administrator on the basis of the facts and circumstances of the particular situation. However, an immediate and heavy financial need will be deemed to be present when a distribution is requested for any of the following reasons:

                  (i) medical expenses for the Participant, spouse or dependents not covered by any other employee benefit plan;

                  (ii) purchase (but not mortgage payments) of the Participant's principal residence;

                  (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, or the Employee's spouse, children, or dependents (as defined in Code Section
                           152); or

                  (iv) the need to prevent the eviction of the Participant from his principal residence or to prevent foreclosure.

         (b) The distribution is deemed necessary to satisfy an immediate and heavy financial need of an Employee if all of the following requirements are satisfied:

                  (i) The distribution is not in excess of the amount of the immediate and heavy financial need of the Employee. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

                  (ii) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer.

                  (iii) The Plan and all other plans maintained by the Employer limit the Employee's elective contributions for the next taxable year to the applicable limit under Code Section 402(g) for that year minus the Employee's Before-Tax Savings for the year of the hardship distribution.

                  (iv) The Employee is prohibited from making Before-Tax Savings or After-Tax Contributions to the Plan and all other qualified or nonqualified plans of deferred compensation maintained by the Employer for at least twelve (12) months after receipt of the hardship distribution.

                                   ARTICLE VII

                                     FUNDING

7.01     Contributions

         Contributions by the Employer and by Participants as provided for in
         Article III shall be paid over to the Trustee. All contributions by the Employer shall be irrevocable, except as herein provided, and may be used only for the exclusive benefit of the Participants, Former Participants and their Beneficiaries or for purposes of defraying reasonable expenses under Section 11.03.

7.02     Trustee

         The Employer has entered into a Trust Agreement with the Trustee whereunder the Trustee will receive and invest contributions made under such Trust Agreement. A separate trust arrangement is in place for certain assets of the Plan prior to January 1, 1989 pending liquidation of investments. The Trust Agreement may specifically provide, among other things, for the investment and reinvestment of the Trust Fund and the income thereof, the management of the Trust Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Trust Fund.

         Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement.

                                  ARTICLE VIII

                                 ADMINISTRATION

8.01     Administrator

         The Administrator shall have all rights, duties and powers necessary or appropriate for the administration of the plan.

         The Administrator shall establish rules and procedures to be followed by the Participants, Former Participants, and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, service and any other matters required in order to establish their rights to benefits in accordance with the Plan. Additionally, the Administrator shall establish, or direct the Trustee to establish, accounting procedures for the purpose of making the allocations, valuations and adjustments to Participant's accounts.

         The Administrator shall be responsible for complying with the reporting and disclosure requirements of ERISA. The Administrator shall also be responsible for monitoring compliance with the special tests for Before-Tax Savings, After-Tax Savings and Matching Contributions in Sections 3.02 and 3.05 of the Plan, as well as the combined limitations in Section 3.06 of the Plan. In this regard, the Administrator shall maintain adequate records to demonstrate compliance with these special tests. In addition, the Administrator shall be responsible for monitoring compliance with the limitation in Section 3.01 of the Plan relating to the maximum amount permitted for elective deferrals under
         Section 402(g)(1) of the Code, as well as the limitation under Section
         4.06 of the Plan relating to Maximum Additions and the top-heavy provisions of Article XII of the Plan. It shall be the responsibility of the Administrator to take whatever action is required by those Sections.

         The Administrator shall ensure that all "plan officials" who are required by ERISA to be covered by a fidelity bond are so covered.

         The Administrator may employ such counsel, accountants, and other agents as it shall deem advisable for purposes of carrying out its responsibilities under the Plan. In addition, the Administrator may delegate any of its duties under the Plan by designating in writing one or more persons to carry out any of its duties under the Plan. Expenses incurred by the Administrator in the administration of the Plan, such as the compensation of counsel, accountants and other agents employed by the Administrator, shall be paid in accordance with Section 11.03. No compensation will be paid to the Administrator from the Trust Fund for service as such, but any reasonable expenses incurred pursuant to service as Administrator will be reimbursed in accordance with Section 11.03.

         The Administrator shall have no authority or responsibility to perform any function which is a function of the Employer or Sponsor. Specifically, the Administrator shall be entitled to rely upon, and must accept as a fact, the employment information furnished by each Employer. The Administrator has no authority or responsibility with regard to the employment relationship, and any disputes over employment history or employment status are strictly between the Employer and the Employee. To the extent possible, the Administrator shall give effect under the Plan to any new or corrected employment information furnished to it by the Employer. Further, the Administrator shall have no authority or responsibility for collecting contributions under the Plan.

         The Employer shall indemnify the Administrator against any and all claims, loss, damage, expense and liability arising from any act or failure to act relating to the Administrator's duties and powers unless the same is judicially determined to be the result of the Administrator's gross negligence or willful misconduct.

         The Board may change the Administrator or any member thereof at any time with or without cause and may designate a successor Administrator in its sole discretion.

8.02     Claims Procedures

         The Administrator shall receive all applications for benefits. Upon receipt by the Administrator of such an application, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. The applicant shall be notified in writing of any adverse decision with respect to his claim within ninety (90) days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include:

         (a)      The specific reason or reasons for the denial;

         (b) Specific references to the pertinent Plan provisions on which the denial is based;

         (c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

         (d)      An explanation of the Plan's claim review procedures.

         If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial ninety (90) day period. In no event shall such extension exceed ninety (90) days.

         In the event a claim for benefits is denied or if the applicant has had no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Administrator within ninety
         (90) days of the receipt of written notice of the denial or sixty (60) days from the date such claim is deemed to be denied. Upon request, the Administrator will afford the applicant the right of a hearing with respect to any finding of fact or determination within thirty (30) days of receipt of the notice of appeal. In pursuing such appeal the applicant or his duly authorized representative:

         (a) may request in writing that the Administrator review the denial;

         (b)      may review pertinent documents; and

         (c)      may submit issues and comments in writing.

         The decision on review shall be made within sixty (60) days of receipt of the request for review or thirty (30) days following the hearing, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred and twenty (120) days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

         The Administrator shall have and shall exercise complete discretionary authority to construe, interpret and apply all of the terms of the Plan, including all matters relating to eligibility for benefits, amount, time or form of benefits, and any disputed or allegedly doubtful terms. In exercising such discretion, the Administrator shall give controlling weight to the intent of the Sponsor. All decisions of the Administrator in the exercise of its authority under the Plan shall be final and binding on the Plan, the Sponsor, each Employer, and all Participants and Beneficiaries.

8.03     Records

         All acts and determinations of the Administrator shall be duly recorded and all such records together with such other documents as may be necessary in exercising its duties under the Plan shall be preserved. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by the Employer. The Administrator shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Employer for the effective discharge of its duties.

                                   ARTICLE IX

                      AMENDMENT AND TERMINATION OF THE PLAN

9.01     Amendment of the Plan

         The Sponsor shall have the right at any time, with prospective or retroactive effect, by duly adopted resolution of the Board or its delegate, to modify, alter or amend the Plan in whole or in part; provided, however, that:

         (a) the duties, powers and liability of the Trustee hereunder shall not be increased without its written consent;

         (b) the amount of benefits which, at the time of any such modification, alteration or amendment, shall appear as a credit in the Individual Account of any Participant, Former Participant or Beneficiary hereunder shall not be adversely affected thereby;

         (c) except as permitted by regulations under Section 411(d)(6) of the Code, the amendment shall not eliminate or reduce any benefit described in Section 411(d)(6)(A) of the Code or any early retirement benefit or retirement-type subsidy or optional form of benefit or add or adversely modify conditions relating to such benefits; unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment; and

         (d) no such amendment shall have the effect of reverting to the Employer any part of the principal or income of the Trust Fund.

9.02     Termination of the Plan

         The Sponsor expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation of the Sponsor. The Sponsor reserves the right at any time, with prospective or retroactive effect, by duly adopted resolution of the Board, to terminate the Plan in whole or in part. In the event of termination or partial termination of the Plan under Code Section 411(d)(3)(A) or a complete discontinuance of contributions to the Plan under Code Section 411(d)(3)(B), each Participant affected thereby shall be fully vested in the amount to the credit of his Individual Account.

                                    ARTICLE X

                PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN

10.01    Method of Participation

         Any Affiliate, with the approval of the Board, by taking appropriate board action may become a party to the Plan, by adopting the Plan for its Employees. With respect to any such Affiliate which becomes a party to the Plan as an Employer, the Employer shall thereafter promptly deliver to the Trustee provided for in Article VII hereof a certified copy of the resolutions or other instrument showing the Board's approval of such Affiliate becoming a party to the Plan, with any variations agreed to by the Board. Any such Employer will thereby deemed to have appointed the Sponsor to do all acts and things on its behalf respecting the Plan to the end that the Trustee, Participants, Beneficiaries, and all other persons may deal with the Sponsor as if it were the only Employer under the Plan.

10.02    Withdrawal

         Any one or more of the Employers included in the Plan may withdraw from the Plan at any time by giving six (6) months advance notice in writing of its or their intention to withdraw to the Board and the Administrator (unless a shorter notice shall be agreed to by the Board).

         Upon receipt of notice of any such withdrawal, the Administrator shall certify to the Trustee the equitable share of such withdrawing Employer in the Trust Fund, as applicable, to be determined by the Administrator. If the Plan is to be terminated with respect to such Employer, the Administrator shall direct the Trustee to compute the value of the Trust Fund as of the date of termination. That portion of the Plan assets applicable to any Employer for which the Plan has not been terminated shall be unaffected. If the Plan is not to be terminated with respect to such Employer, that portion of the Trust Fund attributable to such withdrawing Employer, shall, in the discretion and in the manner determined by the Employer: (i) if a qualified retirement plan is being established by the withdrawing Employer, the Employer shall direct the Trustee to turn over such amount to such trustee or insurer as may be designated by such withdrawing Employer, and such property shall thereafter be held and invested as a separate trust or under a separate group annuity or other insurance contract, and shall be used and applied according to the terms of a new agreement and declaration of trust or group annuity or other insurance contract between the Employer so withdrawing and the trustee or insurer so designated; or (ii) such amounts may be retained in the Trust Fund with affected Individual Accounts being distributed in accordance with the terms of the Plan in effect at the time of such Employer's withdrawal.

         Neither the segregation of the Trust Fund upon the withdrawal of an Employer, nor the execution of a new agreement and declaration of trust or group annuity or other insurance contract pursuant to any of the provisions of this Section 10.02, shall operate to permit any part of the corpus or income of the Plan assets to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants and Beneficiaries.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.01    Governing Law

         The Plan shall be construed, regulated and administered according to the laws of the Commonwealth of Pennsylvania, except in those areas preempted by the laws of the United States of America.

11.02    Construction

         The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

11.03    Administration Expenses

         The expenses of administering this Plan and the Trust Fund shall be charged against the Trust Fund except to the extent they are specifically paid by the Employer.

11.04    Participants' Rights

         No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Trust Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Trust Fund.

11.05    Spendthrift Clause

         None of the benefits, payments, proceeds, distributions or interests therein under this Plan shall be subject to the claim of any creditor of the Participant or Former Participant or to the claim of any creditor of any Beneficiary hereunder or to any legal process by any creditor of such Participant, Former Participant or any such Beneficiary; and neither such Participant, Former Participant or any such Beneficiary shall have any right to alienate, commute, anticipate, or assign any of the benefits, payments, proceeds or distributions under this Plan, except as specifically provided therein. The preceding sentence shall not apply with respect to a domestic relations order which is determined to be a Qualified Domestic Relations Order as defined in Section 414(p) of the Code, or to interests under the Plan pledged as security for loans under the loan program of this Plan authorized by Section 6.04.

         A domestic relations order is a judgment, decree or order of a court (including approval of a property settlement) made pursuant to state domestic relations law (including a community property law) that provides child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent. A Qualified Domestic Relations Order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a participant under a plan. Such order must clearly specify: (i) the name and last known mailing address of the participant and each alternate payee covered by the order; (ii) the amount or percentage of the participant's benefits to be paid by the plan to each such alternate payee, or the manner in which such amount or percentage is to be determined; (iii) the number of payments or period to which such order applies; and (iv) each plan to which it applies. Such order cannot require the plan to provide any type or form of benefit, or any option, not otherwise provided under the plan, cannot require the plan to provide increased benefits, and cannot require the payment of benefits to an alternate payee which are required to be paid to another alternate payee pursuant to another order previously determined to be a Qualified Domestic Relations Order.

         In the event that the Plan receives a domestic relations order, the Administrator shall follow the procedures set forth in paragraph (6) of
         Section 414(p) of the Code. For any period during which it is being determined whether a domestic relations order is qualified, the Administrator shall follow the procedures set forth in paragraph (7) of
         Section 414(p) of the Code.

11.06    Merger, Consolidation or Transfer

         The Board may direct a merger or consolidation of the Plan with another plan or a transfer of assets or liabilities from the Plan to another plan, in the same manner and subject to the same conditions as an amendment to the Plan under Section 9.01. In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant, Former Participant or Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the date prior to the merger, consolidation or transfer if the Plan had then terminated.

11.07    Counterparts

         The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

                                   ARTICLE XII

                            TOP-HEAVY PLAN PROVISIONS

12.01    Application

         The provisions of this Article XII shall apply only if the Plan becomes "top-heavy" (as defined in Section 416(g) of the Code), aggregating this Plan and any other qualified plan sponsored by the Employer or an Affiliate in which a key employee is a Participant and each other plan of the Employer or an Affiliate (including any terminated Plan that covered a key employee and was maintained within the five (5) year period ending on the determination date) which enables this Plan or any plan in which a key employee participates to meet the requirements of Sections 401(a)(4) or 410(b) of the Code ("required aggregation group"). In addition, the Administrator may elect to include with the required aggregation group any other plan or plans of the Employer or an Affiliate not required to be included in the required aggregation group so long as their inclusion as a part of the group would not cause such group to fail to meet the requirements of Section 401(a) and 410 of the Code ("permissive aggregation group").

         A plan is top-heavy, generally, if more than sixty percent (60%) of the value of the Individual Accounts of Participants in this Plan (disregarding the Individual Accounts of those Participants who have performed no service for the Employer during the five (5) year period ending on the determination date) and the accrued benefit of any member in any defined benefit plan maintained by his Employer or an Affiliate as of any "determination date" (the last day of the prior Plan Year), is attributable to key employees. Computation of the top-heavy ratio shall be determined in accordance with Section 416(g) of the Code. The present value of accrued benefits in any Employer or Affiliate sponsored defined benefit plan shall be determined on the valuation date used for computing Plan costs under Section 412 of the Code and shall be determined on the basis of the actuarial assumptions specified in such defined benefit plan for purposes of making the top-heavy determination. If the Plan becomes top-heavy as of any determination date, then effective in the next succeeding Plan Year, the provisions of this Article XII shall apply.

12.02    Special Vesting Rule

         Notwithstanding the provisions of Article V hereof to the contrary, a Participant shall be fully vested in the balance of his Individual Account upon the completion of six (6) rather than seven (7) years of Service as determined in accordance with the following schedule:

                  Years of Service                   Vested Percentage
                  ----------------                   -----------------

                  Less than 2 years                           0%
                  2 years                                    20%
                  3 years                                    40%
                  4 years                                    60%

                  5 years                                    80%
                  6 or more years                           100%

         If the Plan becomes a top-heavy plan and subsequently ceases to be such:

         (i) any balance of the Participant's Individual Account which was vested before the Plan ceased to be top-heavy shall remain vested; and

         (ii) any Participant with three (3) or more years of Service shall be given the option to remain under the top-heavy vesting schedule contained in this Section 12.02, in lieu of the vesting schedule contained in Article V.

12.03    Special Minimum Contribution

         Notwithstanding the provisions of the Plan hereof to the contrary, each Participant of this Plan who is not a key employee who is employed by the Employer on the last day of the Plan Year (without regard to the number of Hours of Service earned in such Plan Year) shall be entitled to a minimum contribution equal to the lesser of: (a) three percent (3%) of the Participant's total non-deferred compensation (as defined in Section 4.06 of the Plan and Section 415 of the Code) received from the Employer for the year and (b) the highest percentage of total non-deferred compensation (as defined above) contributed on behalf of a key employee under this Plan. However, where any Participant who is entitled to the minimum contribution provided by this Section 12.03 also is a participant (and not a key employee) in a top-heavy defined contribution plan of the Employer ("other plan"), and the required top-heavy minimum contribution is provided under such other plan, no minimum contribution shall be required under this Plan.

12.04    Special Maximum Combined Plans Limit

         Notwithstanding the provisions of Section 4.08 of Article IV to the contrary, the denominator of the defined contribution plan fraction and defined benefit plan fraction shall, if the Plan becomes top-heavy, be amended to read 1.0 rather than 1.25.

12.05    Key Employee and Non-Key Employee Defined

         The term key employee shall have the same meaning as is specified in
         Section 416(i)(1) of the Code, i.e.: (i) certain officers of the Employer having an annual compensation greater than fifty percent (50%) of the defined benefit plan dollar limitation in effect under Section 415(b)(1)(B) of the Code for any such Plan Year, (ii) the ten (10) Employees owning (or considered as owning under Code Section 318) more than a one half percent (1/2%) interest and one of the tenth largest equity interests of the Employer whose annual compensation is greater than the defined contribution dollar limitation in effect under Code
         Section 415 of any such Plan Year, (iii) any five percent (5%) owner of the Employer and (iv) any one percent (1%) owner of the Employer whose annual compensation in any Plan Year is more than one hundred and fifty thousand dollars ($150,000). The term key employee as of any determination date shall be applied to any Employee, former Employee, Participant, Former Participant or retired Participant (or his Spouse or Beneficiary) who was a key employee during the Plan Year (ending with the determination date) or in any of the four (4) preceding Plan Years. Any Employee who is not a key employee shall be a non-key employee and shall include an Employee who was formerly a key employee.

                                  ARTICLE XIII

                              ADOPTION OF THE PLAN

As evidenced of its adoption of the Plan as amended and restated, the Sponsor and Employer have caused this instrument to be executed by their officer and their corporate seals affixed hereto this _________ day of ________________________, 1994.


ATTEST:  (SEAL)                              EDUCATION MANAGEMENT CORPORATION


By:__________________________                By:_____________________________
     Secretary

                                   APPENDIX A

                             PARTICIPATING EMPLOYERS

Art Institute of Atlanta

Art Institute of Dallas

Art Institute of Ft. Lauderdale

Art Institute of Houston

Art Institute of Pittsburgh

Art Institute of Philadelphia

Art Institute of Seattle

Colorado Institute of Art

National Center for Paralegal Training - Atlanta

National Center for Paralegal Training - New York

Ocean World (prior to November 1, 1994)

Central Services Staff

                                   APPENDIX B

                                 LOAN PROCEDURES

The following procedures shall be followed by the Administrator in approving and administering loans to Plan Participants. Loans shall only be available to Participants who are Parties in Interest, as that term is defined in Section 3(14) of ERISA.

         (a)      Administrator directed loans.

                  The Administrator may, upon the application of any Participant who is a Party in Interest in the Plan, direct the Trustee to make a loan [minimum value of one thousand dollars ($1,000)] to such Participant. The amount of such loan shall not exceed fifty percent (50%) of the balance of the Participant's Before-Tax Savings Account, Rollover Account or After-Tax Contribution Account at the time of the loan application. Loans shall be made available to all Participants who are Parties in Interest in a uniform nondiscriminatory manner and on a reasonably equivalent basis and loans shall not be made available to Highly Compensated Employees, officers or shareholders in an amount (percentage of vested interest) greater than the amount made available to other Participants. When the loan is made, a loan note and loan agreement shall be entered into specifying the interest rate, repayment schedule and security for the loan. In the event that the amount of such repayment and/or distributions is not sufficient to repay the remaining balance of any such loans, such Participant shall be liable for and continue to make payments on any balance still due from him.

         (b)      Interest rate to be charged.

                  Interest shall be charged on loans at a rate commensurate with the rate that would be charged by a commercial lender for loans of type being provided. The rate of interest shall be comparable to the rate used by a bank used by the Employer as of the first day of the month that the loan is approved for comparable loans. This rate shall remain in force for the term of the loan, but shall be revised if the loan is renegotiated or extended.

         (c)      Security for the Loan.

                  Any loans made under this paragraph must be adequately secured. The loan shall be secured by using no more than fifty percent (50%) of the balance of the Participant's Employer Discretionary Contribution Account, Employer Matching Contribution Account, Before-Tax Savings Account, Rollover Account and After-Tax Contribution Account as security for the loan.

         (d)      Term of the loan.

                  Loans shall provide for periodic repayment over a period not to exceed five (5) years. Except, however, any loan used to acquire any dwelling unit which within a reasonable time shall be used as the principal residence of the Participant may be repaid over a period of time that may not exceed twenty (20) years. The loan must provide for substantially level amortization (with payments not less frequently than quarterly) over its term.

         (e)      Further limits on amount of loan.

                  A loan may not be granted to the extent that the total outstanding balance of loans made pursuant to this Plan and all Plans of the Employer and any affiliate would exceed the lesser of:

                  (i)      $50,000 reduced by the excess (if any) of:

                           (A)      the highest outstanding balance (or
                                    balances) of all such loans during the one
                                    (1) year period ending on the day before the date on which such loan was made, over

                           (B) the outstanding balance of all such loans on the date on which such loan is made; or

                  (ii) one-half (1/2) of the present value of the portion of such Participant's Individual Account available for a loan.

         (f)      Method of repayment.

                  For all active Participants, the method of repayment shall be payroll deduction unless other arrangements are made with the Administrator. For any other Participants, the method of repayment shall be payment via check or money order by the last day of each month to the Administrator.

         (g)      Default.

                  A default shall occur upon the failure to make any required payment. If the defaulting Participant is currently eligible to receive a distribution of his account balance, the Administrator may immediately execute upon the collateral. If the defaulting Participant is not currently eligible to receive a distribution but is currently employed, the Administrator shall institute or continue payroll deductions until the balance is repaid or the Participant is eligible for a distribution, whichever occurs first.

         (h) A Participant may have only one (1) home loan and one (1) other loan outstanding at any time.

                  (i) Loan repayments are invested in the same manner as Before-Tax Savings.

                                   APPENDIX C

                                INVESTMENT FUNDS

Effective May 1, 1992, the investment funds from which a Participant may elect to invest his Individual Account are:

-        Fidelity Managed Income Portfolio

-        Fidelity Intermediate Bond Fund

-        Fidelity Balanced Fund

-        Fidelity Magellan Fund

-        Fidelity Growth Company Fund